UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Babson Capital Funds Trust

(Exact Name of Registrant as Specified in Charter)

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Babson Capital Management LLC

Independence Wharf

470 Atlantic Avenue, Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Item 1.	Reports to Stockholders.

BABSON CAPITAL FUNDS TRUST

Annual Report

June 30, 2015

BCFT Service Providers

ADVISER

Babson Capital Management LLC

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

SUB-ADVISER

Babson Capital Global Advisors Limited

61 Aldwych

London, UK

WC2B 4AE

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkley Street

Boston, MA 02116

CUSTODIAN

State Street Bank & Trust

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

State Street Bank & Trust

One Lincoln Street

Boston, MA 02111

FUND ADMINISTRATION/ACCOUNTING

State Street Bank & Trust

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Babson Capital Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.BabsonCapital.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.BabsonCapital.com or upon request by calling, toll-free, 1-877-766-0014.

Anthony Sciacca

President

Babson Capital Funds Trust

Babson Capital Funds Trust

Babson Global Floating Rate Fund

Babson Global Credit Income Opportunities Fund

Dear Shareholder,

The first half of 2015 brought continued volatility to global markets as central-bank influence remained a driving force across developed and emerging economies. In June, European Central Bank President Mario Draghi warned investors that volatility would likely persist. Greece did not disappoint in this regard, coming perilously close to defaulting on its debt and renewing concerns about a potential exit from the euro. In Asia, weak economic growth from China roiled commodity markets, causing uncertainty across the energy, metals and mining sectors and raising the specter of lower inflation.

In the U.S., as the Federal Reserve (“Fed”) appears to be moving closer to normalizing monetary policy and raising interest rates for the first time in nearly 10 years, lower inflation would not be welcome news. At the July Federal Open Market Committee meeting, Fed Chair Janet Yellen noted continued improvements in the U.S. labor market and reaffirmed the Fed’s intention to raise rates in 2015. If employment data continues to improve and inflation moves toward the Fed’s stated goal of 2%, the likelihood of a September interest-rate hike will increase. If the decline in commodity prices affects the Fed’s inflation outlook, a 2015 interest-rate hike may not materialize.

Against this uncertain backdrop, we expect that volatility will continue to punctuate global markets as we move further into the second half of 2015. While this increasing volatility is presenting risks that must be monitored carefully, it is also – importantly – creating opportunities in global high yield and across credit markets more broadly. To capitalize on these opportunities, we are pleased to announce six new Babson mutual funds that will be available to investors in 2015 that will span investment grade credit, emerging market debt and global high yield. Two of these funds, Babson Active Short Duration Bond Fund and Babson Total Return Bond Fund, are already available for investment, with the remainder scheduled to launch later this year. These new funds present our investors with a broader set of opportunities across global credit markets and enable increased access to Babson’s robust fixed income platform.

As fundamental investors, we employ rigorous, bottom-up analysis across all of our credit strategies and on every company we invest in. We focus on our clients’ long-term goals, while also being mindful of the current macroeconomic environment. This disciplined, time-tested process has served our clients well through many investment cycles and in adverse market conditions.

On behalf of the entire Babson team, we value your continued partnership, and we look forward to helping you achieve your investment objectives.

Sincerely,

Anthony Sciacca

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update these forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Babson Capital mutual funds. Shares of the funds are offered by Babson Capital Securities LLC, an affiliated broker dealer of Babson Capital Management LLC. ALPS and Babson Capital Management are separate and unaffiliated. A prospectus can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus and summary prospectus.

Babson Global Floating Rate Fund 2015 Annual Report

Investment Objective

The investment objective of the Babson Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

●	The Fund reported a net total rate of return for the annual reporting period from July 1, 2014 through June 30, 2015 of 1.28% and underperformed the Credit Suisse Global Loan Benchmark, which returned 2.42%.[1]

What factors influenced performance of the Fund?

●	For the annual reporting period, the Fund’s U.S. holdings in both senior secured loans and, to a lesser extent, high yield bonds were the primary detractors from performance relative to the Benchmark. The Fund’s European holdings, however, positively impacted Fund performance as a result of good credit selection within the senior secured loan asset class. European issuers represented eight out of the top ten contributors to Fund performance for this time period.

●	U.S. senior secured loans and high yield bonds of commodity-related issuers faced significant selling pressure over the past twelve months. The Fund was negatively impacted by its exposure to these credits relative to the Benchmark. Seven of the Fund’s bottom ten contributors to its underperformance were commodity-related issuers. In our view, the underlying credit fundamentals for many of these issuers imply a higher value than current trading levels. We feel the selling was indiscriminate at times. While it is difficult to predict the price of commodities, we believe that most of these companies have sufficient liquidity and flexibility in their capital expenditure and operating budgets to withstand the volatility in commodity prices for longer than their current prices would suggest.

Describe recent portfolio activity.

●	The number of holdings in the portfolio remained relatively unchanged over the year even as the Fund experienced an almost 50% increase in assets. Despite the Fund’s increased size, its positioning across geographies remained fairly consistent and the Fund continues to maintain significant positions in high conviction credits.

●	The Fund remained overweight to European assets relative to the global senior secured loan market. Even with the overweight positioning, the Fund increased its exposure to U.S. assets over the past twelve months as prices widened more significantly than Europe which, in our opinion, positions the Fund to capture the best risk-adjusted returns from the market.

●	Over the past twelve months, the Fund’s top three industry exposures have remained the same except for slight shifts in positioning with a decrease in the Healthcare, Education and Childcare sector by 0.5%, an increase to the Diversified / Conglomerate Service sector by 1.2% and a decrease to the non-bank related Finance sector by 4.4%.

Describe portfolio positioning at period end.

●	The Fund finished the annual reporting period, June 30, 2015, with a 79.9% weighting to global senior secured loans. The remainder of the portfolio was invested in global high yield bonds (13.7%), primarily senior secured bonds. A portion of the Fund is invested in floating rate, high yield bonds (4.2%) predominantly issued by European companies, which increases the total floating rate exposure of the portfolio to 83.7%.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Global Floating Rate Fund 2015 Annual Report

■	The Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in Healthcare, Education and Childcare (10.4%), Diversified/Conglomerate Service (9.5%), and non-bank related Finance companies (8.2%) as of June 30, 2015.

■	As of June 30, 2015, the Fund had the following credit quality breakdown excluding cash and accrued income: 19.7% in Ba assets, 65.2% in single-B credits and a small exposure to Caa and below at 3.4%. Approximately 10.8% of the Fund’s assets are not publicly rated, primarily consisting of European issuers that we believe have a credit quality similar to that of other assets in the portfolio. Baa assets accounted for the remaining 1.0% of the portfolio assets. Over the course of the year, the single-B assets increased as the Fund’s exposure to Caa and below and not publicly rated assets decreased.[2]

■	The top five countries in the portfolio at the end of the annual reporting period are the U.S. (63.2%), the United Kingdom (18.4%), Germany (7.6%), Canada (2.8%) and Switzerland (1.8%). Overall, the Fund has exposure to 17 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

■	For the remainder of 2015, monetary policy will be a key theme capturing the attention of financial markets in the coming months as expectations have increased around an eventual interest rate hike by the Federal Reserve in the United States. In Europe, the European Central Bank’s quantitative easing program will still be monitored as well as any lagging headline risk from the Greece debt crisis.

■	Further, commodities will be closely watched as the market is looking for signs of stability across the energy and metals and mining sectors. Weak economic data from China has resulted in additional uncertainty surrounding any commodity related credits.

■	Excluding any potential commodity centric volatility and market instability from a potential Federal Reserve interest rate increase, we believe corporate fundamentals, such as balance sheet leverage and earnings growth, will continue to support global senior secured loan valuations in the near term and will most likely keep default rates below normal. This fundamental picture coupled with relatively attractive yields compared to other fixed income securities, we believe, should remain favorable for the global high yield market and the Fund.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P or Moody’s. Additional information about ratings can be found at www.moodys.com and www.standardandpoors.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson Global Floating Rate Fund 2015 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2015.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2015.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

Investment Objective

The investment objective of the Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return for the annual reporting period from July 1, 2014 through June 30, 2015, of 0.05% and underperformed the 3 Month USD LIBOR + 500 basis points[1] Benchmark, which retuned +5.38%.[2]

What factors influenced performance of the Fund?

■	During the annual reporting period, the main contributors to performance were the Fund’s allocations to collateralized loan obligations (“CLOs”), European high yield bonds, and senior secured loans in the U.S. and Europe. European issuers represented five of the top ten contributors to Fund performance for this time period, while three CLO issuers also claimed spots on the top ten contributor list.

■	U.S. high yield bonds of commodity-related issuers faced significant selling pressure over the past twelve months. The Fund was negatively impacted by its exposure to these credits. Eight of the Fund’s bottom ten contributors to its performance were commodity-related issuers. In our view, the underlying credit fundamentals for many of these issuers imply a higher value than current trading levels. We feel the selling was indiscriminate at times. While it is difficult to predict the price of commodities, we believe that most of these companies have sufficient liquidity and flexibility in their capital expenditure and operating budgets to withstand the volatility in commodity prices for longer than their current prices would suggest.

■	The Fund’s special situation credits had a negative impact on performance during the annual reporting period; however, we believe these assets provide attractive current income to the portfolio and should contribute to the Fund’s performance in the future.

Describe recent portfolio activity.

■	The number of holdings in the portfolio has increased moderately over the year as the Fund grew slightly. Despite the increased number of holdings, the Fund’s positioning across geographies remained fairly consistent and the Fund continues to maintain significant positions in high conviction credits.

■	Over the course of the year, the Fund slightly trimmed its exposure to global high yield bonds and senior secured loans while increasing its exposure to CLOs in order to focus on what we believe to be a more attractive part of the below investment grade market from a risk-adjusted basis.

■	Over the past twelve months, the Fund’s top three industry exposures have remained the same except for slight shifts in positioning with an increase to its CLO position by 3.1%, a decrease in exposure to Oil and Gas companies by approximately 3.3% and an increase to the Healthcare, Education and Childcare sector by 1.3%.

1.	A basis point is equal to 1/100th of 1% or 0.01%.

2.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3 Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

■	The Fund in April 2015 sold and purchased a put option on Markit’s North American High Yield CDX Index to help mitigate downside market risk. While the derivatives are a small portion of the overall Fund, they may be used to hedge the Fund when the manager believes the risk of significant market dislocations makes hedging attractive. [3]

Describe portfolio positioning at period end.

■	The Fund finished the annual reporting period, June 30, 2015, with an allocation of 46.5%, 28.3%, and 16.5% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in a few opportunistic special situation credits at 0.7%, derivatives at 0.3% and cash at 7.7%. A significant portion of the portfolio (50.2%) is senior secured in nature, which may mitigate principal loss in the event of a default.

■	The Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in CLOs (16.5%), Oil and Gas (7.8%), and Healthcare, Education and Childcare (7.3%) as of June 30, 2015.

■	As of June 30, 2015, the Fund had the following credit quality breakdown excluding cash and accrued income: 31.3% in Ba assets, 51.7% in single-B credits and a modest exposure to Caa and below at 11.4%. Approximately 5.1% of the Fund’s assets are not publicly rated, primarily consisting of European issuers that we believe have a credit quality similar to that of other assets in the portfolio. Baa and above assets accounted for the remaining 0.5% of the portfolio assets. Over the course of the year, the single-B assets increased as the Fund’s exposure to assets rated Caa and below and not publicly rated assets decreased.[4]

■	The top five countries in the portfolio at the end of the annual reporting period are the U.S. (49.2%), the Cayman Islands (17.3%), the United Kingdom (13.8%), Germany (3.4%) and the Netherlands (3.1%). The Cayman Islands exposure related to the Fund’s CLO holdings is predominantly invested in U.S. senior secured loans. Overall, the Fund has exposure to 19 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

■	For the remainder of 2015, monetary policy will be a key theme capturing the attention of financial markets in the coming months as expectations have increased around an eventual interest rate hike by the Federal Reserve in the United States. In Europe, the European Central Bank’s quantitative easing program will still be monitored as well as any lagging headline risk from the Greece debt crisis.

■	Further, commodities will be closely watched as the market is looking for signs of stability across the energy and metals and mining sectors. Weak economic data from China has resulted in additional uncertainty surrounding any commodity related credits.

■	Excluding any potential commodity centric volatility and market instability from a potential Federal Reserve interest rate increase, we believe corporate fundamentals, such as balance sheet leverage and earnings growth, will continue to support global senior secured loan and high yield bond valuations in the near term and will most likely keep default rates below normal. This fundamental picture coupled with relatively attractive yields compared to other fixed income securities, we believe, should remain favorable for the global high yield market and the Fund.

3.	Markit’s North American High Yield CDX Index is composed of 100 liquid North American entities with high yield credit ratings that trade in the credit default swap market. It is not possible to invest directly in an index. A put option gives the owner the right to sell a security at a specific price and date.

4.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P or Moody’s. Additional information about ratings can be found at www.moodys.com and www.standardandpoors.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies

Babson Global Credit Income Opportunities Fund 2015 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2015.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2015.

Babson Capital Funds Trust 2015 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Babson Global Floating Rate Fund or Babson Global Credit Income Opportunities Fund, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Babson Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,028.00	$1,014.00	$5.28
Hypothetical	1.05%	1,000.00	1,019.60	1,009.80	5.26

Class C
Actual	1.80%	1,000.00	1,025.30	1,012.65	9.04
Hypothetical	1.80%	1,000.00	1,015.90	1,007.95	9.00

Class I
Actual	0.75%	1,000.00	1,030.60	1,015.30	3.78
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	1,030.00	1,015.00	3.77
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Babson Capital Funds Trust 2015 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,039.90	$1,019.95	$6.07
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class C
Actual	1.95%	1,000.00	1,036.10	1,018.05	9.84
Hypothetical	1.95%	1,000.00	1,015.10	1,007.55	9.74

Class I
Actual	0.95%	1,000.00	1,041.20	1,020.60	4.81
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

Class Y
Actual	0.95%	1,000.00	1,041.20	1,020.60	4.81
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Babson Capital Funds Trust 2015 Annual Report

FINANCIAL REPORT

Babson Capital Funds Trust 2015 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Assets
Investments, at fair value (cost $183,779,073 and $87,211,696, respectively)	$178,945,642	$83,439,026
Foreign currency, at value (cost $187,148 and $828,874, respectively)	188,172	827,846
Receivable for investments sold	7,522,395	1,321,634
Receivable for Fund shares sold	439,981	548,379
Interest receivable	1,060,641	1,077,097
Receivable from adviser (see Note 3)	–	10,439
Foreign tax reclaims receivable	–	499
Unrealized appreciation on forward foreign currency exchange contracts	153,124	98,939
Prepaid expenses	14,479	14,362

Total assets	188,324,434	87,338,221

Liabilities
Payable for investments purchased	21,215,008	4,798,806
Payable for Fund shares repurchased	188,148	59,294
Investment advisory fee payable (see Note 3)	6,682	–
Directors’ fees payable	25,191	22,457
Distribution fees payable	4,510	4,953
Dividends payable	30,800	8,138
Written options, at fair value (premiums of $382,000)	–	319,477
Unrealized depreciation on forward foreign currency exchange contracts	523,194	242,571
Unrealized depreciation on unfunded loan commitments	4,592	4,592
Accrued expenses and other liabilities	167,172	145,304

Total liabilities	22,165,297	5,605,592

Total net assets	$166,159,137	$81,732,629

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$173	$86
Additional paid-in capital	172,113,692	86,777,920
Undistributed net investment income	385,459	832,841
Accumulated net realized loss	(1,236,004)	(2,089,794)
Net unrealized depreciation	(5,104,183)	(3,788,424)

Total net assets	$166,159,137	$81,732,629

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2015

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Class A
Net assets applicable to outstanding shares	$5,153,390	$12,718,453

Shares of beneficial interest outstanding	536,621	1,337,125

Net asset value per share outstanding	$9.60	$9.51

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00% and 3.75%, respectively)	$9.90	$9.88

Class C
Net assets applicable to outstanding shares	$5,461,107	$3,579,214

Shares of beneficial interest outstanding	570,658	376,719

Net asset value per share outstanding	$9.57	$9.50

Class I
Net assets applicable to outstanding shares	$25,885,261	$26,428,486

Shares of beneficial interest outstanding	2,690,564	2,778,924

Net asset value per share outstanding	$9.62	$9.51

Class Y
Net assets applicable to outstanding shares	$129,659,379	$39,006,476

Shares of beneficial interest outstanding	13,480,746	4,101,804

Net asset value per share outstanding	$9.62	$9.51

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2015

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Investment Income
Interest income	$6,512,192	$5,117,388
Other income	4,314	1,892

Total investment income	6,516,506	5,119,280

Operating Expenses
Advisory fees	788,308	578,488
12b-1 distribution and servicing plan
Class A	26,347	35,043
Class C	32,479	18,556
Administrator fees	167,393	114,506
Custody fees	141,692	100,173
Professional fees	134,906	134,906
Transfer agent fees	126,095	132,698
Directors’ fees	104,974	89,727
Registration fees	62,198	62,773
Printing and mailing expenses	28,787	28,787
Other operating expenses	30,462	25,347

Total operating expenses	1,643,641	1,321,004
Reimbursement of expenses
Class A	(72,972)	(109,328)
Class C	(42,980)	(39,700)
Class I	(172,893)	(163,439)
Class Y	(379,508)	(222,205)

Net operating expenses	975,288	786,332

Net investment income	5,541,218	4,332,948

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(3,012,607)	(3,177,577)
Net realized gain on forward foreign currency exchange contracts	5,210,733	3,726,491
Net realized loss on foreign currency and translation	(639,717)	(96,926)

Net realized gain	1,558,409	451,988

Net change in unrealized depreciation on investments	(5,833,597)	(5,178,072)
Net change in unrealized depreciation on unfunded loan commitments	(4,592)	(4,592)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(35,901)	72,833
Net change in unrealized appreciation on foreign currency and translation	53,872	76,427
Net change in unrealized appreciation on written option contracts	–	62,523

Net change in unrealized depreciation	(5,820,218)	(4,970,881)

Net realized and unrealized losses on investments	(4,261,809)	(4,518,893)

Net increase (decrease) in net assets resulting from operations	$1,279,409	$(185,945)

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BABSON GLOBAL FLOATING RATE FUND		BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Operations
Net investment income	$5,541,218	$2,203,083	$4,332,948	$2,096,689
Net realized gain (loss) on investments	1,558,409	(139,670)	451,988	541,842
Net change in unrealized appreciation (depreciation) on investments	(5,820,218)	716,035	(4,970,881)	1,182,457

Net increase (decrease) in net assets from operations	1,279,409	2,779,448	(185,945)	3,820,988

Dividends to Common Shareholders
Net investment income
Class A	(805,770)	(140,982)	(1,114,861)	(36,805)

Class C	(199,251)	(26,146)	(136,768)	(10,571)

Class I	(2,251,195)	(610,026)	(2,110,134)	(734,939)

Class Y	(4,937,396)	(1,014,718)	(2,778,042)	(790,102)

Net realized gain
Class A	(11,345)	–	(186,020)	–

Class C	(2,779)	–	(25,871)	–

Class I	(27,574)	–	(340,131)	–

Class Y	(49,009)	–	(416,997)	–

Total dividends to common shareholders	(8,284,319)	(1,791,872)	(7,108,824)	(1,572,417)

Capital Share Transactions
Net proceeds from sale of shares	103,090,790	114,172,093	42,681,717	60,160,874
Net Asset Value of shares issued to shareholders in payment of distributions declared	8,079,411	1,770,684	6,926,691	1,559,384
Cost of shares redeemed	(52,643,055)	(2,298,911)	(24,420,068)	(143,371)
Redemption fees	5,459	–	13,600	–

Net increase in net assets resulting from capital stock transactions	58,532,605	113,643,866	25,201,940	61,576,887

Total increase in net assets	51,527,695	114,631,442	17,907,171	63,825,458

Net Assets
Beginning of year	114,631,442	–	63,825,458	–

End of year (includes undistributed net investment income of $385,459, $334,169, $832,841 and $216,465, respectively)	$166,159,137	$114,631,442	$81,732,629	$63,825,458

(1)	Fund commenced operations on September 16, 2013.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$10.20	$10.00
Income from investment operations:
Net investment income (2)	0.44	0.30
Net realized and unrealized gain (loss) on investments	(0.35)	0.08

Total increase from investment operations	0.09	0.38

Less dividends and distributions:
From net investment income	(0.68)	(0.18)
From net realized gain	(0.01)	–

Total dividends and distributions	(0.69)	(0.18)

Redemption fees	0.00 (3)	–

Net asset value, at end of year	$9.60	$10.20

Total investment return (4)	0.95%	3.81	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,153	$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.74%	2.27	%(7)
Ratio of net expenses to average net assets	1.05%	1.05	%(7)
Ratio of net investment income to average net assets	4.44%	3.76	%(7)
Portfolio turnover rate	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$10.16	$10.00
Income from investment operations:
Net investment income (2)	0.35	0.24
Net realized and unrealized gain (loss) on investments	(0.33)	0.07

Total increase from investment operations	0.02	0.31

Less dividends and distributions:
From net investment income	(0.60)	(0.15)
From net realized gain	(0.01)	–

Total dividends and distributions	(0.61)	(0.15)

Redemption fees	0.00 (3)	–

Net asset value, at end of year	$9.57	$10.16

Total investment return (4)	0.30%	3.15	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,461	$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	3.12%	4.97	%(7)
Ratio of net expenses to average net assets	1.80%	1.80	%(7)
Ratio of net investment income to average net assets	3.60%	3.07	%(7)
Portfolio turnover rate	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$10.21	$10.00
Income from investment operations:
Net investment income (2)	0.46	0.30
Net realized and unrealized gain (loss) on investments	(0.34)	0.10

Total increase from investment operations	0.12	0.40

Less dividends and distributions:
From net investment income	(0.70)	(0.19)
From net realized gain	(0.01)	–

Total dividends and distributions	(0.71)	(0.19)

Redemption fees	0.00 (3)	–

Net asset value, at end of year	$9.62	$10.21

Total investment return (4)	1.34%	4.04	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$25,885	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.31%	1.52	%(7)
Ratio of net expenses to average net assets	0.75%	0.75	%(7)
Ratio of net investment income to average net assets	4.69%	3.72	%(7)
Portfolio turnover rate	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$10.21	$10.00
Income from investment operations:
Net investment income (2)	0.45	0.30
Net realized and unrealized gain (loss) on investments	(0.33)	0.10

Total increase from investment operations	0.12	0.40

Less dividends and distributions:
From net investment income	(0.70)	(0.19)
From net realized gain	(0.01)	–

Total dividends and distributions	(0.71)	(0.19)

Redemption fees	0.00 (3)	–

Net asset value, at end of year	$9.62	$10.21

Total investment return (4)	1.28%	4.04	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$129,659	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.25%	1.53	%(7)
Ratio of net expenses to average net assets	0.75%	0.75	%(7)
Ratio of net investment income to average net assets	4.58%	3.80	%(7)
Portfolio turnover rate	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$10.45	$10.00
Income from investment operations:
Net investment income (2)	0.54	0.40
Net realized and unrealized gain (loss) on investments	(0.57)	0.33

Total increase (decrease) from investment operations	(0.03)	0.73

Less dividends and distributions:
From net investment income	(0.78)	(0.28)
From net realized gain	(0.13)	–

Total dividends and distributions	(0.91)	(0.28)

Redemption fees	0.00 (3)	–

Net asset value, at end of year	$9.51	$10.45

Total investment return (4)	(0.11)%	7.30	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,718	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.98%	3.95	%(7)
Ratio of net expenses to average net assets	1.20%	1.20	%(7)
Ratio of net investment income to average net assets	5.46%	4.88	%(7)
Portfolio turnover rate	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$10.45	$10.00
Income from investment operations:
Net investment income (2)	0.47	0.35
Net realized and unrealized gain (loss) on investments	(0.58)	0.32

Total increase (decrease) from investment operations	(0.11)	0.67

Less dividends and distributions:
From net investment income	(0.71)	(0.22)
From net realized gain	(0.13)	–

Total dividends and distributions	(0.84)	(0.22)

Redemption fees	0.00 (3)	–

Net asset value, at end of year	$9.50	$10.45

Total investment return (4)	(0.93)%	6.75	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$3,579	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	4.09%	10.50	%(7)
Ratio of net expenses to average net assets	1.95%	1.95	%(7)
Ratio of net investment income to average net assets	4.79%	4.39	%(7)
Portfolio turnover rate	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$10.46	$10.00
Income from investment operations:
Net investment income (2)	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.58)	0.35

Total increase (decrease) from investment operations	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.80)	(0.30)
From net realized gain	(0.13)	–

Total dividends and distributions	(0.93)	(0.30)

Redemption fees	0.00 (3)	–

Net asset value, at end of year	$9.51	$10.46

Total investment return (4)	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$26,428	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.58%	1.83	%(7)
Ratio of net expenses to average net assets	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	5.69%	5.02	%(7)
Portfolio turnover rate	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$10.46	$10.00
Income from investment operations:
Net investment income (2)	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.58)	0.35

Total increase (decrease) from investment operations	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.80)	(0.30)
From net realized gain	(0.13)	–

Total dividends and distributions	(0.93)	(0.30)

Redemption fees	0.00 (3)	–

Net asset value, at end of year	$9.51	$10.46

Total investment return (4)	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$39,006	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.58%	1.84	%(7)
Ratio of net expenses to average net assets	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	5.67%	5.04	%(7)
Portfolio turnover rate	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.6%*:

Bank Loans — 79.9%*§:

Automobile — 2.3%*:
Gates Global, Inc.	4.25%	7/5/2021	1,493,731	$1,488,312	$1,469,458
RAC Finance (Holdings) Ltd.+	5.03	12/17/2021	995,000	1,487,022	1,561,439
RAC Finance (Holdings) Ltd.+	8.25	12/17/2022	500,000	791,316	790,048

Total Automobile			2,988,731	3,766,650	3,820,945

Beverage, Food and Tobacco — 1.7%*:
1011778 B.C. Unlimited Liability Co.+	3.75	12/10/2021	956,012	953,644	954,683
Acosta Holdco, Inc.	4.25	9/26/2021	406,859	406,859	405,207
Del Monte Foods, Inc.	4.25	2/18/2021	246,875	245,879	234,944
Deoleo SA+	4.50	6/11/2021	500,000	676,961	541,098
JBS USA Holdings, Inc.	3.75	9/18/2020	491,250	492,191	489,614
Telepizza SA+	7.00	10/20/2020	250,000	315,291	277,609

Total Beverage, Food and Tobacco			2,850,996	3,090,825	2,903,155

Broadcasting and Entertainment — 4.8%*:
All3Media International+	5.25	6/30/2021	1,500,000	2,301,024	2,337,525
All3Media International+	8.25	6/30/2022	500,000	671,306	548,133
Charter Communications Operating LLC	3.00	1/3/2021	492,462	491,478	485,957
Cumulus Media Holdings, Inc.	4.25	12/23/2020	1,352,647	1,338,028	1,283,324
Learfield Communications, Inc.	4.50	10/9/2020	413,325	412,906	412,808
Telecommunications Management LLC	4.75	4/30/2020	13,378	13,377	13,311
Univision Communications, Inc.	4.00	3/1/2020	1,496,060	1,496,059	1,482,700
Yankee Cable Acquisition LLC	4.25	3/1/2020	1,486,294	1,493,736	1,486,294

Total Broadcasting and Entertainment			7,254,166	8,217,914	8,050,052

Buildings and Real Estate — 0.7%*:
Alison Bidco Sarl+	5.50	8/29/2021	295,028	292,418	285,440
DTZ US Borrower LLC	5.50	11/4/2021	315,331	310,910	316,318
Jeld-Wen, Inc.	5.25	10/15/2021	507,482	502,905	508,436

Total Buildings and Real Estate			1,117,841	1,106,233	1,110,194

Cargo Transport — 0.6%*:
Direct ChassisLink, Inc.¤	8.25	11/12/2019	492,857	487,415	483,000
Direct ChassisLink, Inc. (Add-On Facility)¤	8.25	11/12/2019	503,175	503,175	493,111

Total Cargo Transport			996,032	990,590	976,111

Chemicals, Plastics and Rubber — 6.8%*:
Chromaflo Technologies Corp.	4.50	12/2/2019	1,215,245	1,213,118	1,205,122
Colouroz Investment 1 GmbH+	4.50	9/7/2021	641,644	635,899	641,644
Ineos Finance PLC+	4.25	3/31/2022	1,496,249	1,678,570	1,645,390
Methanol Holdings (Trinidad) Ltd.	4.25	6/2/2022	1,135,461	1,124,106	1,124,106
OXEA Finance & Cy S.C.A.+	4.50	1/15/2020	500,000	527,613	542,285
OXEA Finance LLC+	4.25	1/15/2020	355,927	349,033	342,875

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber (Continued)
Styrolution Group GmbH+	6.50%	11/7/2019	597,000	$734,695	$668,267
Univar, Inc.	4.50	6/30/2022	2,079,426	2,069,029	2,076,183
Univar, Inc.	5.00	6/30/2017	1,583,000	1,581,824	1,580,910
Vantage Specialty Chemicals, Inc.	5.00	2/10/2019	1,446,367	1,433,685	1,417,440

Total Chemicals, Plastics and Rubber			11,050,319	11,347,572	11,244,222

Containers, Packaging and Glass — 4.4%*:
BWAY Holding Co., Inc.	5.50	8/14/2020	232,238	230,245	232,238
CD&R Millennium Holdco 6 Sarl+	4.50	7/31/2021	1,572,310	1,572,380	1,567,404
Chesapeake Corp.	4.25	9/30/2020	1,138,233	1,137,862	1,132,064
Consolidated Container Co. LLC	5.00	7/3/2019	1,496,154	1,494,170	1,461,249
Consolidated Container Co. LLC	7.75	1/3/2020	188,280	185,199	175,100
Coveris	4.50	5/8/2019	492,500	677,167	549,063
Coveris	4.50	5/8/2019	309,131	308,034	309,387
Hilex Poly Co. LLC	6.00	12/5/2021	404,843	401,072	407,037
Onex Wizard Acquisition Co. I Sarl+	4.25	3/13/2022	553,612	626,914	617,139
Onex Wizard US Acquisition, Inc.+	4.25	3/13/2022	445,069	442,934	444,290
Tekni-Plex, Inc.	4.50	6/1/2022	373,750	371,898	373,377

Total Containers, Packaging and Glass			7,206,120	7,447,875	7,268,348

Diversified Natural Resources, Precious Metals and Minerals — 0.3%*:
Cemex Espana S.A.+	4.78	2/14/2017	97,200	103,433	107,867
Cemex SAB de CV+	4.78	2/14/2017	441,850	441,297	440,745

Total Diversified Natural Resources, Precious Metals and Minerals			539,050	544,730	548,612

Diversified/Conglomerate Manufacturing — 1.7%*:
Capital Safety North America Holdings, Inc.	3.75	3/29/2021	344,257	343,898	343,251
Capital Safety North America Holdings, Inc.	6.50	3/28/2022	251,661	251,392	253,549
Information Resources, Inc.	4.75	9/30/2020	156,647	156,055	157,105
Pelican Products, Inc.	5.25	4/10/2020	994,962	992,632	989,371
Quality Home Brands Holdings LLC	7.75	5/25/2018	259,718	257,990	260,042
STS Operating, Inc.	4.75	2/12/2021	312,931	313,224	311,366
West Corp.	2.53	7/1/2019	495,181	479,727	480,325

Total Diversified/Conglomerate Manufacturing			2,815,357	2,794,918	2,795,009

Diversified/Conglomerate Service — 8.1%*:
Aquilex Holdings LLC	5.00	12/31/2020	197,140	196,749	196,647
Atrium Innovations, Inc.+	4.25	2/13/2021	827,738	826,451	802,906
Brock Holdings III, Inc.	6.00	3/16/2017	1,595,585	1,571,455	1,585,613
EIG Investors Corp.	5.00	11/9/2019	827,183	827,978	823,047
Garda World Security Corp.+	4.00	11/6/2020	1,169,214	1,162,059	1,164,338
Go Daddy Operating Co. LLC	4.25	5/13/2021	862,427	859,106	862,565
MH Sub I LLC	4.75	7/8/2021	586,811	583,899	585,162

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
MH Sub I LLC	8.50%	7/8/2022	400,000	$396,478	$394,000
MPH Acquisition Holdings LLC	3.75	3/31/2021	749,302	747,732	744,215
Northgate Information Solutions Ltd.+	4.28	3/18/2018	507,622	680,154	547,999
Northgate Information Solutions Ltd.+	4.78	3/18/2018	503,801	675,369	543,875
Power Team Services LLC	8.25	11/6/2020	500,000	496,132	492,500
RP Crown Parent LLC	6.00	12/21/2018	548,203	549,858	525,935
RP Crown Parent LLC	11.25	12/20/2019	678,571	690,366	621,741
Sabre, Inc.	4.00	2/19/2019	738,728	734,430	737,575
SkillSoft Corp.	5.75	4/28/2021	945,084	939,631	916,731
Triple Point Technology, Inc.	5.25	7/10/2020	341,331	316,095	306,345
Triple Point Technology, Inc.††	9.25	7/10/2021	145,677	136,543	122,368
Vogue International, Inc.	5.75	2/14/2020	1,440,373	1,452,180	1,442,174

Total Diversified/Conglomerate Service			13,564,790	13,842,665	13,415,736

Ecological — 2.5%*:
Biffa Waste Services Ltd.+	5.68	1/30/2018	2,000,000	3,170,356	3,065,069
Emerald 3 Ltd.+	8.00	5/31/2022	390,426	386,999	389,450
PHS Group PLC+	6.00	4/17/2020	500,000	769,929	761,074

Total Ecological			2,890,426	4,327,284	4,215,593

Electronics — 2.6%*:
CDW LLC	3.25	4/29/2020	1,196,940	1,191,136	1,186,024
Freescale Semiconductor, Inc.	4.25	2/28/2020	736,263	736,263	736,469
Kronos, Inc.	4.50	10/30/2019	196,597	195,522	196,401
Magic Newco LLC+	5.00	12/12/2018	95,132	95,132	95,156
Renaissance Learning, Inc.	4.50	4/9/2021	1,493,700	1,473,169	1,473,788
SS&C Technologies, Inc.	4.00	6/23/2022	104,284	103,763	104,220
SS&C Technologies, Inc.	4.00	6/23/2022	462,921	460,607	462,634

Total Electronics			4,285,837	4,255,592	4,254,692

Finance — 5.5%*:
AssuredPartners Capital, Inc.	5.00	3/31/2021	305,536	304,273	305,347
AssuredPartners Capital, Inc.	7.75	4/2/2022	136,522	135,363	134,303
Confie Seguros Holdings II Co.	5.75	11/9/2018	534,085	532,263	533,861
Cunningham Lindsey US, Inc.	5.00	12/10/2019	488,697	486,942	477,701
Cunningham Lindsey US, Inc.	9.25	6/10/2020	748,546	750,073	712,990
Eze Castle Software, Inc.	4.00	4/6/2020	971,818	966,843	966,958
First Data Corp.	4.03	6/23/2022	806,874	802,840	802,840
Intertrust Group Holding B.V.+	8.00	4/16/2022	192,451	191,220	191,392
Intertrust Group Holding B.V.+	8.00	4/16/2022	500,000	680,712	556,031
Moneygram International, Inc.	4.25	3/27/2020	1,083,758	1,010,598	1,028,671
National Financial Partners Corp.	4.50	7/1/2020	131,865	131,865	131,495
P2 Newco Acquisition, Inc.	5.50	10/22/2020	402,751	399,680	403,254
P2 Newco Acquisition, Inc.	9.50	10/22/2021	500,000	496,038	497,500
SAM Finance Lux Sarl+	5.00	12/17/2020	343,568	554,751	538,287

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Finance (Continued)
Sedgwick, Inc.	3.75%	3/1/2021	493,750	$492,748	$485,460
Sedgwick, Inc.	6.75	2/28/2022	561,418	560,813	550,016
VFH Parent LLC	5.25	11/6/2019	648,329	644,402	649,950
Wall Street Systems Delaware, Inc.	4.50	4/30/2021	248,399	247,362	247,935

Total Finance			9,098,367	9,388,786	9,213,991

Healthcare, Education and Childcare — 8.9%*:
Accellent, Inc.	4.50	3/12/2021	1,537,578	1,535,443	1,526,692
ADMI Corp.	5.50	4/30/2022	1,500,000	1,511,068	1,503,750
Britax US Holdings, Inc.	4.50	10/15/2020	432,963	431,316	338,434
CareCore National LLC	5.50	3/5/2021	679,619	679,200	680,754
Drumm Investors LLC	6.75	5/4/2018	869,028	863,021	877,180
Endo Luxembourg Finance Co. I Sarl	3.75	6/11/2022	540,680	539,328	541,697
Heartland Dental LLC	5.50	12/21/2018	386,125	384,790	385,159
Kindred Healthcare, Inc.	4.25	4/9/2021	700,787	695,741	700,612
Ortho-Clinical Diagnostics, Inc.	4.75	6/30/2021	1,046,342	1,037,380	1,024,673
PharMedium Healthcare Corp.	4.25	1/28/2021	1,092,879	1,090,711	1,081,043
PRA Holdings, Inc.	4.50	9/23/2020	680,303	675,197	680,303
Rodenstock GmbH+	4.78	5/31/2019	1,500,000	1,763,719	1,649,281
RPI Finance Trust	3.50	11/9/2020	599,806	599,806	600,178
Synarc-Biocore Holdings LLC	5.50	3/10/2021	493,750	489,713	481,406
Synarc-Biocore Holdings LLC	9.25	3/10/2022	500,000	495,798	455,000
Tecomet, Inc.	5.75	12/5/2021	975,782	945,813	959,925
Tunstall Group Holdings Ltd.+	5.28	10/16/2020	500,000	793,369	663,853
Valeant Pharmaceuticals International	4.00	4/1/2022	593,681	590,796	592,689

Total Healthcare, Education and Childcare			14,629,323	15,122,209	14,742,629

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.3%*:
HMK Intermediate Holdings LLC	5.00	3/30/2019	476,795	476,209	474,411
Leslie’s Poolmart, Inc.	4.25	10/16/2019	539,942	539,942	540,071
WMF AG+	4.78	9/22/2021	1,000,000	1,086,819	1,110,201

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,016,737	2,102,970	2,124,683

Hotels, Motels, Inns and Gaming — 0.5%*:
Cyan Blue Holdco 3 Ltd.+	6.50	2/25/2022	500,000	731,588	783,904

Insurance — 1.8%*:
AmWINS Group LLC	5.25	9/6/2019	151,371	151,097	152,582
Asurion LLC	5.00	5/24/2019	967,980	967,303	969,597
Hub International Ltd.	4.00	10/2/2020	1,730,041	1,723,376	1,715,992
York Risk Services Holding Corp.	4.75	10/1/2021	192,678	191,372	188,343

Total Insurance			3,042,070	3,033,148	3,026,514

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Leisure, Amusement, Entertainment — 3.2%*:
AP NMT Acquisition B.V.+	7.00%	8/13/2021	540,400	$650,891	$600,458
Delta 2 (Lux) Sarl+	4.75	7/30/2021	1,587,247	1,582,406	1,576,756
Delta 2 (Lux) Sarl+	7.75	7/31/2022	437,500	436,731	436,406
SeaWorld Parks & Entertainment, Inc.	3.00	5/14/2020	647,432	622,921	622,507
SeaWorld Parks & Entertainment, Inc.	4.00	5/14/2020	1,112,596	1,113,359	1,107,378
WMG Acquisition Corp.	3.75	7/1/2020	994,937	977,937	978,928

Total Leisure, Amusement, Entertainment			5,320,112	5,384,245	5,322,433

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 4.3%*:
Doncasters Finance US LLC	4.50	4/9/2020	962,057	960,121	960,258
Gardner Denver, Inc.	4.25	7/30/2020	1,292,671	1,262,408	1,259,100
Husky Injection Molding Systems Ltd.+	4.25	6/30/2021	943,171	942,338	937,474
Husky Injection Molding Systems Ltd.+	7.25	6/30/2022	450,443	431,161	444,249
Intelligrated, Inc.	4.50	7/30/2018	1,109,949	1,100,391	1,107,174
Schenck Measuring and Process Technologies+	3.78	4/28/2017	2,000,000	1,923,771	1,975,000
Silver II US Holdings LLC	4.00	12/13/2019	445,480	441,087	429,220
TCH-2 Holding LLC	5.50	5/6/2021	108,172	107,263	107,767

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			7,311,943	7,168,540	7,220,242

Mining, Steel, Iron and Non-Precious Metals — 2.3%*:
Arch Coal, Inc.	6.25	5/16/2018	1,987,254	1,701,461	1,352,585
Boomerang Tube LLC††~	11.00	10/11/2017	249,123	245,561	125,807
H.C. Starck GmbH+	3.03	5/30/2016	500,000	492,500	497,500
H.C. Starck GmbH+	3.03	5/30/2016	500,000	679,250	553,010
Metal Services LLC	6.00	6/30/2017	105,283	105,284	105,107
Murray Energy Corp.	7.50	4/16/2020	750,000	728,179	693,630
Peabody Energy Corp.	4.25	9/24/2020	623,551	561,694	523,066

Total Mining, Steel, Iron and Non-Precious Metals			4,715,211	4,513,929	3,850,705

Oil and Gas — 4.9%*:
Caelus Energy Alaska O3 LLC	8.75	4/15/2020	1,692,308	1,518,379	1,370,769
CITGO Holding, Inc.	9.50	5/12/2018	1,073,131	1,054,991	1,075,277
Drillships Financing Holding, Inc.	6.00	3/31/2021	1,500,000	1,278,240	1,219,995
Drillships Ocean Ventures, Inc.	5.50	7/25/2021	253,325	251,118	215,010
Fieldwood Energy LLC	8.38	9/30/2020	1,725,000	1,391,284	1,317,469
Floatel International Ltd.	6.00	6/27/2020	406,468	403,039	321,110
Paragon Offshore Finance Co.+	3.75	7/18/2021	548,627	441,258	397,755
Sabine Oil & Gas LLC~	8.75	12/31/2018	700,000	708,817	239,169
Seadrill Partners Finco LLC	4.00	2/21/2021	932,636	926,259	702,396
Southcross Holdings Borrower LP	6.00	8/4/2021	145,959	145,319	141,580
Templar Energy LLC	8.50	11/25/2020	750,000	561,094	550,500
TPF II Power LLC	5.50	10/2/2021	521,067	517,557	525,256

Total Oil and Gas			10,248,521	9,197,355	8,076,286

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.2%*:
Berlin Packaging LLC	4.50%	10/1/2021	336,937	$335,429	$336,833

Personal Transportation — 0.2%*:
Travelport Finance (Luxembourg) Sarl	5.75	9/2/2021	319,245	315,714	319,587

Personal, Food and Miscellaneous — 0.1%*:
Redtop Acquisitions Ltd.+	8.25	6/3/2021	156,777	155,224	156,973

Printing and Publishing — 2.7%*:
Cengage Learning Acquisitions, Inc.	7.00	3/31/2020	1,097,730	1,092,485	1,097,730
Eden Bidco Ltd.+	6.00	4/28/2022	550,000	576,192	608,569
EMI Music Publishing Ltd.	3.75	6/29/2018	242,664	242,664	242,118
Houghton Mifflin Harcourt Publishing Co.	4.00	5/31/2021	1,368,236	1,366,406	1,361,394
R.H. Donnelley, Inc.	9.75	12/31/2016	103,399	82,095	51,010
Springer Science+Business Media Deutschland GmbH+	4.75	8/14/2020	909,272	911,304	907,572
SuperMedia, Inc.	11.60	12/30/2016	262,823	228,657	155,723

Total Printing and Publishing			4,534,124	4,499,803	4,424,116

Retail Stores — 4.2%*:
Advantage Sales & Marketing, Inc.	4.25	7/23/2021	993,984	990,653	988,457
BJ’s Wholesale Club, Inc.	4.50	9/26/2019	134,413	133,926	134,153
Burlington Coat Factory Warehouse Corp.	4.25	8/13/2021	429,744	427,861	429,405
Dollar Tree, Inc.	3.50	3/9/2022	382,829	382,825	382,511
Douglas Holding AG+	5.00	6/26/2022	800,000	889,172	887,420
FleetPride Corp.	5.25	11/19/2019	1,481,709	1,466,698	1,468,122
J. Crew Group, Inc.	4.00	3/5/2021	1,227,891	1,163,664	1,056,833
Maxeda DIY B.V.+	5.28	6/29/2017	500,000	556,683	529,932
Staples, Inc.	3.50	4/7/2021	431,902	429,742	430,913
Talbots, Inc. (The)	5.50	3/19/2020	741,241	730,208	722,710

Total Retail Stores			7,123,713	7,171,432	7,030,456

Telecommunications — 2.6%*:
Altice Financing SA+	5.50	7/2/2019	261,641	263,676	263,537
Carros Finance Luxembourg Sarl	4.50	9/30/2021	291,518	290,862	291,518
Eircom Finco Sarl+	4.78	9/30/2019	988,319	1,322,736	1,078,215
ION Trading Technologies Ltd.	1.00	6/16/2021	1,140,458	1,129,054	1,129,054
ION Trading Technologies Sarl+	7.25	6/10/2022	842,143	836,513	840,037
Numericable US LLC+	4.50	5/21/2020	665,852	660,407	667,277

Total Telecommunications			4,189,931	4,503,248	4,269,638

Textiles and Leather — 0.4%*:
Fullbeauty Brands, Inc.	4.75	3/18/2021	741,508	737,936	738,727

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Utilities — 0.3%*:
Bayonne Energy Center LLC	5.00%		8/19/2021	49,292	$49,075	$49,292
Calpine Construction Finance Co. LP	3.00		5/3/2020	492,462	486,761	482,204

Total Utilities				541,754	535,836	531,496

Total Bank Loans				132,385,938	136,630,240	132,771,882

Corporate Bonds — 13.7%*:

Automobile — 0.1%*:
Grupo Antolin Dutch B.V.+	5.13		6/30/2022	200,000	226,590	226,497

Banking — 0.1%*:
Lock AS+	7.00		8/15/2021	100,000	134,225	117,617

Beverage, Food and Tobacco — 1.0%*:
1011778 B.C. Unlimited Liability Co.+^	4.63		1/15/2022	121,000	121,000	119,185
EWOS Holding AS+	6.51	#	11/1/2020	1,000,000	166,715	126,268
Findus Bondco SA+	9.13		7/1/2018	100,000	139,419	116,781
Iglo Foods Bondco PLC+	4.49	#	6/15/2020	1,000,000	1,116,476	1,114,848
Twinkle Pizza PLC+	6.63		8/1/2021	100,000	169,730	162,184

Total Beverage, Food and Tobacco				2,321,000	1,713,340	1,639,266

Broadcasting and Entertainment — 0.1%*:
Univision Communications, Inc.^	5.13		2/15/2025	149,000	151,017	143,815

Buildings and Real Estate — 0.1%*:
Paroc Group Oy+	5.24	#	5/15/2020	100,000	137,565	105,799
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	109,557

Total Buildings and Real Estate				200,000	275,130	215,356

Cargo Transport — 0.4%*:
Florida East Coast Holdings Corp.^	6.75		5/1/2019	550,000	542,425	551,375
WFS Global Holding SAS+	9.50		7/15/2022	100,000	113,435	112,600

Total Cargo Transport				650,000	655,860	663,975

Chemicals, Plastics and Rubber — 0.4%*:
Ineos Finance PLC+	4.00		5/1/2023	150,000	162,382	158,879
Pinnacle Operating Corp.^	9.00		11/15/2020	500,000	533,754	496,250

Total Chemicals, Plastics and Rubber				650,000	696,136	655,129

Containers, Packaging and Glass — 0.3%*:
Innovia Group Finance PLC+	4.99	#	3/31/2020	500,000	684,986	552,965

Diversified/Conglomerate Manufacturing — 0.3%*:
Appvion, Inc.^	9.00		6/1/2020	460,000	467,776	289,800
Galapagos SA+	4.74	#	6/15/2021	200,000	272,630	220,740

Total Diversified/Conglomerate Manufacturing				660,000	740,406	510,540

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service — 1.4%*:
Carlson Travel Holdings, Inc. PIK^	7.50%		8/15/2019	470,000	$475,196	$477,050
Sabre GLBL, Inc.^	5.38		4/15/2023	1,061,000	1,082,049	1,045,085
United Rentals North America, Inc.	4.63		7/15/2023	176,000	176,000	172,586
Verisure Holding AB+	8.75		9/1/2018	500,000	580,755	588,083

Total Diversified/Conglomerate Service				2,207,000	2,314,000	2,282,804

Finance — 2.7%*:
Equiniti Newco 2 PLC+	6.32	#	12/15/2018	750,000	1,211,979	1,154,869
Equiniti Newco 2 PLC+	7.13		12/15/2018	550,000	868,440	868,508
Galaxy Bidco Ltd.+	5.57	#	11/15/2019	100,000	161,051	155,554
Lowell Group Financing PLC+	5.88		4/1/2019	100,000	166,730	152,443
Marlin Intermediate Holdings PLC+	10.50		8/1/2020	500,000	838,625	867,094
Travelex Financing PLC+	6.57	#	8/1/2018	700,000	1,121,314	1,094,375
Travelex Financing PLC+	8.00		8/1/2018	100,000	158,548	163,423

Total Finance				2,800,000	4,526,687	4,456,266

Grocery — 0.1%*:
Premier Foods Finance PLC+	5.57	#	3/16/2020	100,000	167,370	146,833

Healthcare, Education and Childcare — 1.5%*:
Care UK Health & Social Care PLC+	5.57	#	7/15/2019	800,000	1,161,107	1,219,290
Tenet Healthcare Corp.^	3.79	#	6/15/2020	819,000	814,936	826,166
Unilabs Subholding AB+	7.26	#	7/15/2018	400,000	550,402	445,940

Total Healthcare, Education and Childcare				2,019,000	2,526,445	2,491,396

Hotels, Motels, Inns and Gaming — 0.5%*:
Gala Group Finance PLC+	8.88		9/1/2018	450,000	711,992	740,648

Insurance — 0.9%*:
Hastings Insurance Group Finance PLC+	6.57	#	10/21/2019	150,000	238,061	235,572
Hastings Insurance Group Finance PLC+	8.00		10/21/2020	500,000	824,102	832,616
TIG Finco PLC+	8.50	#	3/2/2020	46,609	68,205	76,896
TIG Finco PLC+^	8.75		4/2/2020	207,453	308,378	322,701

Total Insurance				904,062	1,438,746	1,467,785

Leisure, Amusement, Entertainment — 0.3%*:
Vougeot Bidco PLC+	5.26	#	7/15/2020	100,000	135,168	111,206
WMG Acquisition Corp.	6.25		1/15/2021	387,000	468,087	437,919

Total Leisure, Amusement, Entertainment				487,000	603,255	549,125

Oil and Gas — 0.6%*:
Halcon Resources Corp.^	8.63		2/1/2020	144,000	144,000	142,200
Sabine Pass Liquefaction LLC^	5.63		3/1/2025	495,000	495,000	490,050
Shelf Drilling Holdings Ltd.+^	8.63		11/1/2018	438,000	361,149	389,820

Total Oil and Gas				1,077,000	1,000,149	1,022,070

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal Transportation — 0.1%*:
AA Bond Co. Ltd.+	5.50%		7/31/2043	150,000	$223,140	$234,273

Personal, Food and Miscellaneous — 0.5%*:
Brakes Capital+	4.99	#	12/15/2018	100,000	136,645	111,296
Brakes Capital+	7.13		12/15/2018	300,000	514,604	483,178
Financiere Quick SAS+	4.76	#	4/15/2019	200,000	275,616	193,984
TeamSystem Holding SpA+	7.38		5/15/2020	100,000	132,587	118,118

Total Personal, Food and Miscellaneous				700,000	1,059,452	906,576

Retail Stores — 1.6%*:
Boing Group Financing PLC+	6.63		7/15/2019	350,000	396,245	377,703
Brighthouse Group PLC+	7.88		5/15/2018	150,000	243,460	230,974
HD Supply, Inc.^	5.25		12/15/2021	1,000,000	1,025,911	1,013,750
House of Fraser Funding PLC+	8.88		8/15/2018	500,000	798,609	819,485
HSS Financing PLC+	6.75		8/1/2019	65,774	108,872	107,998
Takko Luxembourg 2 S.C.A.+	9.88		4/15/2019	100,000	132,433	51,395

Total Retail Stores				2,165,774	2,705,530	2,601,305

Telecommunications — 0.7%*:
Numericable-SFR+	5.38		5/15/2022	100,000	138,295	113,157
Numericable-SFR+	5.63		5/15/2024	100,000	138,165	112,321
Numericable-SFR+^	6.00		5/15/2022	646,000	645,234	636,714
Wind Acquisition Finance SA+	4.00		7/15/2020	150,000	161,192	166,809
Wind Acquisition Finance SA+	4.15	#	7/15/2020	150,000	159,292	166,743

Total Telecommunications				1,146,000	1,242,178	1,195,744

Total Corporate Bonds				19,635,836	23,796,634	22,819,985

Total Fixed Income				152,021,774	160,426,874	155,591,867

Short-Term Investments — 14.1%*:

Bank Deposit — 14.0%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01		7/1/2015	23,274,995	23,274,995	23,274,995

Bank Loan — 0.1%*§:

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC¤	11.28		10/7/2015	78,780	77,204	78,780

Total Short-Term Investments				23,353,775	23,352,199	23,353,775

Total Investments				175,375,549	183,779,073	178,945,642

Other assets and liabilities — (7.7%)*						(12,786,505)

Net Assets — 100.0%						$166,159,137

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

PIK	– Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	63.2%
United Kingdom	18.4%
Germany	7.6%
Canada	2.8%
Switzerland	1.8%
Netherlands	1.2%
France	1.2%
Spain	1.0%
Other (Individually less than 1%)	2.8%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2015. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 2).
††	Illiquid security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2015.

A summary of outstanding derivatives at June 30, 2015 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
07/14/15	Morgan Stanley	EUR	1,500,000	1,672,544	1,687,479	$(14,935)

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
07/14/15	Morgan Stanley	EUR	17,509,486	19,523,594	19,676,718	$153,124
07/14/15	Morgan Stanley	GBP	11,930,996	18,745,001	18,237,334	(507,667)
07/14/15	Morgan Stanley	NOK	1,019,018	129,934	129,342	(592)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(355,135)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling
NOK	–	Norwegian Krona

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.9%*:

Asset-Backed Securities — 16.5%*:

CDO/CLO — 16.5%*:
Apidos CLO XII^	5.15	#%	4/15/2025	500,000	$448,151	$414,870
Apidos CLO XV^	5.76	#	10/20/2025	500,000	462,554	425,939
Atlas Senior Loan Fund Ltd.^	5.45	#	10/15/2026	800,000	731,231	747,276
Avery Point CLO Ltd. 2014-1 AE^	4.88	#	4/25/2026	500,000	461,217	441,101
BlueMountain CLO Ltd.^	Zero Coupon		4/30/2026	250,000	238,762	200,149
Carlyle Global Market Strategies CLO 2013-3 Ltd.^	4.85	#	7/15/2025	500,000	457,710	457,341
Carlyle Global Market Strategies CLO 2013-4 Ltd.^	4.75	#	10/15/2025	500,000	462,990	457,222
Carlyle Global Market Strategies CLO 2013-4 Ltd.^	5.45	#	10/15/2025	500,000	455,271	423,363
Carlyle Global Market Strategies CLO 2014-1 Ltd.^	4.72	#	4/17/2025	500,000	447,087	453,308
Dryden XXXI Senior Loan Fund^	4.51	#	4/18/2026	1,000,000	891,308	883,819
Dryden XXXI Senior Loan Fund^	5.61	#	4/18/2026	500,000	461,311	412,069
Eaton Vance CLO 2013-1 Ltd.^	5.26	#	11/13/2024	500,000	465,238	466,605
GoldenTree Loan Opportunities VII Ltd.^	5.51	#	4/25/2025	500,000	466,866	433,377
LCM XIII LP^	5.11	#	1/19/2023	750,000	702,854	706,815
LCM XV LP^	4.71	#	8/25/2024	500,000	467,184	451,859
LCM XVII LP^	5.02	#	10/15/2026	500,000	450,940	457,177
Newhaven CLO Ltd.+^	5.19	#	11/15/2028	500,000	619,360	537,954
Oak Hill Credit Partners X Ltd.^	Zero Coupon		7/20/2026	500,000	449,138	384,808
OHA Credit Partners IX Ltd.^	5.28	#	10/20/2025	500,000	468,255	472,566
Pinnacle Park CLO Ltd.^	5.20	#	4/15/2026	500,000	469,792	465,909
Seneca Park CLO Ltd.^	4.96	#	7/17/2026	1,020,000	927,562	935,585
Silver Spring CLO Ltd.^	5.16	#	10/15/2026	1,000,000	904,874	861,314
Tryon Park CLO Ltd.^	4.65	#	7/15/2025	500,000	463,736	456,584
Voya CLO 2013-2 Ltd.^	5.76	#	4/25/2025	500,000	466,449	429,757
Voya CLO 2013-3 Ltd.^	4.76	#	1/18/2026	750,000	675,717	675,579
Voya CLO 2014-3 Ltd.^	5.28	#	7/25/2026	500,000	457,168	462,406

Total CDO/CLO				15,070,000	13,972,725	13,514,752

Total Asset-Backed Securities				15,070,000	13,972,725	13,514,752

Bank Loans — 28.9%*§:

Automobile — 1.0%*:
RAC Finance (Holdings) Ltd.+	8.25		12/17/2022	500,000	791,319	790,048

Beverage, Food and Tobacco — 1.0%*:
Deoleo SA+	4.50		6/11/2021	500,000	552,606	541,098
Telepizza SA+	7.00		10/20/2020	250,000	315,291	277,608

Total Beverage, Food and Tobacco				750,000	867,897	818,706

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Broadcasting and Entertainment — 0.9%*:
All3Media International+	5.25%	6/30/2021	500,000	$834,051	$779,175

Buildings and Real Estate — 0.4%*:
Alison Bidco Sarl+	5.50	8/29/2021	147,514	146,209	142,720
Jeld-Wen, Inc.	5.25	10/15/2021	218,418	216,448	218,828

Total Buildings and Real Estate			365,932	362,657	361,548

Cargo Transport — 0.9%*:
Direct ChassisLink, Inc.¤	8.25	11/12/2019	492,857	487,416	483,000
Direct ChassisLink, Inc. (Add-On Facility)¤	8.25	11/12/2019	251,587	251,587	246,555

Total Cargo Transport			744,444	739,003	729,555

Chemicals, Plastics and Rubber — 1.3%*:
Methanol Holdings (Trinidad) Ltd.	4.25	6/2/2022	352,490	348,965	348,965
Styrolution Group GmbH+	6.50	11/7/2019	497,500	612,246	556,890
Univar, Inc.	4.50	6/30/2022	150,675	149,922	150,440

Total Chemicals, Plastics and Rubber			1,000,665	1,111,133	1,056,295

Containers, Packaging and Glass — 1.3%*:
Consolidated Container Co. LLC	7.75	1/3/2020	94,140	92,599	87,550
Coveris	4.50	5/8/2019	492,500	677,167	549,063
Hilex Poly Co. LLC	6.00	12/5/2021	191,958	190,183	192,999
Onex Wizard US Acquisition, Inc.+	4.25	3/13/2022	210,395	209,386	210,027

Total Containers, Packaging and Glass			988,993	1,169,335	1,039,639

Diversified/Conglomerate Manufacturing — 1.3%*:
Capital Safety North America Holdings, Inc.	3.75	3/29/2021	485,750	484,103	484,332
Capital Safety North America Holdings, Inc.	6.50	3/28/2022	125,831	125,696	126,774
Quality Home Brands Holdings LLC	7.75	5/25/2018	129,859	128,995	130,021
West Corp.	2.53	7/1/2019	366,003	354,581	355,023

Total Diversified/Conglomerate Manufacturing			1,107,443	1,093,375	1,096,150

Diversified/Conglomerate Service — 2.7%*:
Aquilex Holdings LLC	5.00	12/31/2020	98,570	98,374	98,324
Atrium Innovations, Inc.+	4.25	2/13/2021	464,051	462,647	450,129
MH Sub I LLC	4.75	7/8/2021	182,552	181,646	182,039
MH Sub I LLC	8.50	7/8/2022	150,000	148,679	147,750
Power Team Services LLC	8.25	11/6/2020	300,000	298,816	295,500
RP Crown Parent LLC	6.00	12/21/2018	548,203	549,858	525,934
RP Crown Parent LLC	11.25	12/20/2019	178,571	183,005	163,616
Triple Point Technology, Inc.	5.25	7/10/2020	341,331	316,095	306,345
Triple Point Technology, Inc.††	9.25	7/10/2021	50,846	47,339	42,710

Total Diversified/Conglomerate Service			2,314,124	2,286,459	2,212,347

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Ecological — 0.2%*:
Emerald 3 Ltd.+	8.00%	5/31/2022	196,488	$194,751	$195,997

Electronics — 0.2%*:
SS&C Technologies, Inc.	4.00	6/23/2022	31,918	31,759	31,899
SS&C Technologies, Inc.	4.00	6/23/2022	141,686	140,977	141,598

Total Electronics			173,604	172,736	173,497

Finance — 2.3%*:
AssuredPartners Capital, Inc.	7.75	4/2/2022	68,261	67,681	67,151
Confie Seguros Holdings II Co.	5.75	11/9/2018	224,949	224,205	224,854
First Data Corp.	3.94	6/23/2022	246,959	245,725	245,725
Intertrust Group Holding B.V.+	8.00	4/16/2022	96,225	95,607	95,696
Moneygram International, Inc.	4.25	3/27/2020	639,168	602,919	606,679
P2 Newco Acquisition, Inc.	9.50	10/22/2021	103,373	102,554	102,856
Sedgwick, Inc.	3.75	3/1/2021	294,918	294,320	289,967
VFH Parent LLC	5.25	11/6/2019	213,434	212,547	213,968

Total Finance			1,887,287	1,845,558	1,846,896

Healthcare, Education and Childcare — 1.8%*:
Endo Luxembourg Finance Co. I Sarl	3.75	6/11/2022	164,854	164,442	165,164
RPI Finance Trust	3.50	11/9/2020	227,537	227,537	227,678
Synarc-Biocore Holdings LLC	5.50	3/10/2021	395,870	392,633	385,973
Synarc-Biocore Holdings LLC	9.25	3/10/2022	500,000	495,798	455,000
Tecomet, Inc.	5.75	12/5/2021	208,807	202,982	205,414

Total Healthcare, Education and Childcare			1,497,068	1,483,392	1,439,229

Leisure, Amusement, Entertainment — 0.9%*:
AP NMT Acquisition B.V.+	7.00	8/13/2021	403,285	490,083	448,105
AP NMT Acquisition B.V.+	10.00	8/13/2022	300,000	278,490	287,625

Total Leisure, Amusement, Entertainment			703,285	768,573	735,730

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.9%*:
Gardner Denver, Inc.	4.25	7/30/2020	496,212	487,902	483,326
Husky Injection Molding Systems Ltd.+	7.25	6/30/2022	217,593	213,066	214,601
TCH-2 Holding LLC	5.50	5/6/2021	54,086	53,631	53,883

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			767,891	754,599	751,810

Mining, Steel, Iron and Non-Precious Metals — 1.0%*:
Arch Coal, Inc.	6.25	5/16/2018	742,364	733,523	505,275
Boomerang Tube LLC††~	11.00	10/11/2017	249,123	245,561	125,807
Murray Energy Corp.	7.50	4/16/2020	199,844	194,029	184,824

Total Mining, Steel, Iron and Non-Precious Metals			1,191,331	1,173,113	815,906

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas — 3.3%*:
American Energy—Marcellus LLC	8.50%	8/4/2021	60,369	$59,578	$32,398
Caelus Energy Alaska O3 LLC	8.75	4/15/2020	846,154	755,361	685,385
CITGO Holding, Inc.	9.50	5/12/2018	138,565	131,183	138,843
Drillships Ocean Ventures, Inc.	5.50	7/25/2021	126,663	125,559	107,505
Fieldwood Energy LLC	8.38	9/30/2020	1,124,231	825,259	858,631
Floatel International Ltd.	6.00	6/27/2020	203,234	201,520	160,555
Jonah Energy LLC	7.50	5/12/2021	173,566	171,379	164,020
Paragon Offshore Finance Co.+	3.75	7/18/2021	482,303	375,222	349,670
Seadrill Partners Finco LLC	4.00	2/21/2021	129,018	102,383	97,167
Southcross Holdings Borrower LP	6.00	8/4/2021	72,979	72,660	70,790

Total Oil and Gas			3,357,082	2,820,104	2,664,964

Printing and Publishing — 1.7%*:
Cengage Learning Acquisitions, Inc.	7.00	3/31/2020	548,865	546,243	548,865
Eden Bidco Ltd.+	6.00	4/28/2022	500,000	523,810	553,244
Houghton Mifflin Harcourt Publishing Co.	4.00	5/31/2021	132,829	132,169	132,165
R.H. Donnelley, Inc.	9.75	12/31/2016	103,399	82,095	51,010
SuperMedia, Inc.	11.60	12/30/2016	225,663	196,485	133,705

Total Printing and Publishing			1,510,756	1,480,802	1,418,989

Retail Stores — 2.0%*:
Bass Pro Group LLC	4.00	6/5/2020	179,357	178,911	179,166
J. Crew Group, Inc.	4.00	3/5/2021	498,741	468,144	429,261
Maxeda DIY B.V.+	5.28	6/29/2017	500,000	556,683	529,932
Maxeda DIY B.V.+	8.50	6/30/2018	602,231	724,213	369,268
Staples, Inc.	3.50	4/7/2021	163,843	163,023	163,468

Total Retail Stores			1,944,172	2,090,974	1,671,095

Telecommunications — 3.3%*:
Altice Financing SA+	5.50	7/2/2019	759,115	760,003	764,619
Eircom Finco Sarl+	4.78	9/30/2019	494,160	657,581	539,107
ION Trading Technologies Ltd.	1.00	6/16/2021	349,059	345,569	345,569
ION Trading Technologies Sarl+	7.25	6/10/2022	894,762	888,780	892,525
SBA Senior Finance II LLC	3.25	6/1/2022	137,594	136,221	135,961

Total Telecommunications			2,634,690	2,788,154	2,677,781

Utilities — 0.5%*:
Texas Competitive Electric Holdings Co. LLC	4.67	10/10/2017	650,000	533,851	372,645

Total Bank Loans			24,785,255	25,361,836	23,648,002

Corporate Bonds — 46.5%*:

Aerospace and Defense — 0.9%*:
CPI International, Inc.	8.75	2/15/2018	387,000	396,756	395,707
TransDigm, Inc.	6.50	7/15/2024	315,000	315,000	311,063

Total Aerospace and Defense			702,000	711,756	706,770

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Automobile — 3.1%*:
Allied Specialty Vehicles, Inc.^	8.50%		11/1/2019	1,000,000	$1,028,015	$1,040,000
International Automotive Components Group SA^	9.13		6/1/2018	940,000	963,841	958,800
JB Poindexter & Co., Inc.^	9.00		4/1/2022	500,000	524,251	535,000

Total Automobile				2,440,000	2,516,107	2,533,800

Banking — 0.4%*:
Lock AS+	7.00		8/15/2021	250,000	335,562	294,041

Beverage, Food and Tobacco — 1.2%*:
Dean Foods Co.^	6.50		3/15/2023	291,000	291,000	296,820
EWOS Holding AS+	6.75		11/1/2020	200,000	273,839	221,298
Findus Bondco SA+	9.13		7/1/2018	200,000	291,224	233,561
Twinkle Pizza PLC+	6.63		8/1/2021	150,000	254,595	243,276

Total Beverage, Food and Tobacco				841,000	1,110,658	994,955

Broadcasting and Entertainment — 3.3%*:
Harron Communications LP/Harron Finance Corp.^	9.13		4/1/2020	500,000	541,099	540,625
RCN Telecom Services LLC/RCN Capital Corp.^	8.50		8/15/2020	775,000	777,921	811,813
Sirius XM Radio, Inc.^	5.38		4/15/2025	959,000	959,000	925,435
Unitymedia GmbH+	3.75		1/15/2027	300,000	335,460	322,749
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	6.25		1/15/2029	100,000	133,825	125,281

Total Broadcasting and Entertainment				2,634,000	2,747,305	2,725,903

Buildings and Real Estate — 1.5%*:
Deutsche Raststaetten Gruppe IV GmbH+	6.75		12/30/2020	100,000	135,605	119,289
Keystone Financing PLC+	9.50		10/15/2019	350,000	563,603	576,747
Paroc Group Oy+	5.24	#	5/15/2020	100,000	137,565	105,799
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	109,556
Roofing Supply Group LLC/Roofing Supply Finance, Inc.^	10.00		6/1/2020	271,000	290,623	277,098

Total Buildings and Real Estate				921,000	1,264,961	1,188,489

Cargo Transport — 1.9%*:
Kenan Advantage Group, Inc. (The)^	8.38		12/15/2018	1,000,000	1,037,765	1,041,250
Moto Finance PLC+	6.38		9/1/2020	200,000	301,036	320,535
WFS Global Holding SAS+	9.50		7/15/2022	150,000	170,153	168,900

Total Cargo Transport				1,350,000	1,508,954	1,530,685

Chemicals, Plastics and Rubber — 2.4%*:
A. Schulman, Inc.^	6.88		6/1/2023	257,000	257,000	262,140
Ineos Finance PLC+	4.00		5/1/2023	400,000	433,020	423,679

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber (Continued)
Monitchem HoldCo 3 SA+	5.25%		6/15/2021	150,000	$183,938	$168,080
OMNOVA Solutions, Inc.	7.88		11/1/2018	500,000	513,853	500,000
Pinnacle Operating Corp.^	9.00		11/15/2020	600,000	615,682	595,500

Total Chemicals, Plastics and Rubber				1,907,000	2,003,493	1,949,399

Containers, Packaging and Glass — 3.3%*:
Ardagh Finance Holdings SA PIK^	8.63		6/15/2019	359,323	356,604	371,899
Coveris Holdings SA^	7.88		11/1/2019	900,000	903,112	895,500
Innovia Group Finance PLC+	4.99	#	3/31/2020	100,000	136,098	110,593
Mustang Merger Corp.^	8.50		8/15/2021	750,000	746,116	761,250
ProGroup AG+	5.13		5/1/2022	100,000	108,255	113,715
SIG Combibloc Holdings SCA+	7.75		2/15/2023	400,000	459,340	464,090

Total Containers, Packaging and Glass				2,609,323	2,709,525	2,717,047

Diversified Natural Resources, Precious Metals and Minerals — 0.1%*:
Cemex SAB de CV+	4.38		3/5/2023	100,000	111,980	107,165

Diversified/Conglomerate Manufacturing — 1.5%*:
Appvion, Inc.^	9.00		6/1/2020	500,000	512,945	315,000
CTP Transportation Products LLC/CTP Finance, Inc.^	8.25		12/15/2019	448,000	458,465	463,680
Galapagos SA+	5.38		6/15/2021	175,000	219,269	195,512
West Corp.^	5.38		7/15/2022	250,000	238,217	233,750

Total Diversified/Conglomerate Manufacturing				1,373,000	1,428,896	1,207,942

Diversified/Conglomerate Service — 1.3%*:
Carlson Travel Holdings, Inc. PIK^	7.50		8/15/2019	665,000	674,250	674,975
Zachry Holdings, Inc.^	7.50		2/1/2020	391,000	392,460	389,045

Total Diversified/Conglomerate Service				1,056,000	1,066,710	1,064,020

Electronics — 0.2%*:
SS&C Technologies Holdings, Inc.^	5.88		7/15/2023	166,000	166,000	167,660

Finance — 2.4%*:
Arrow Global Finance PLC+	5.24	#	11/1/2021	100,000	123,118	112,265
Cabot Financial Luxembourg SA+	10.38		10/1/2019	100,000	173,823	170,984
Equiniti Newco 2 PLC+	7.13		12/15/2018	200,000	314,474	315,821
Galaxy Bidco Ltd.+	6.38		11/15/2020	100,000	161,665	157,321
Galaxy Finco Ltd.+	7.88		11/15/2021	100,000	165,396	155,213
Lowell Group Financing PLC+	5.88		4/1/2019	100,000	166,730	152,443
National Financial Partners Corp.^	9.00		7/15/2021	279,000	277,628	275,513
TMF Group Holding B.V.+	9.88		12/1/2019	500,000	717,174	595,374

Total Finance				1,479,000	2,100,008	1,934,934

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Grocery — 0.4%*:
Premier Foods PLC+	6.50%		3/15/2021	200,000	$339,387	$295,709

Healthcare, Education and Childcare — 5.5%*:
Alere, Inc.^	6.38		7/1/2023	490,000	490,000	498,575
BioScrip, Inc.	8.88		2/15/2021	410,000	423,779	348,500
Care UK Health & Social Care PLC+	5.57	#	7/15/2019	100,000	152,699	152,411
Cerberus Nightingale 1 Sarl+	8.25		2/1/2020	300,000	342,042	339,472
HomeVi SAS+	6.88		8/15/2021	250,000	334,500	291,673
Priory Group No. 3 PLC+	8.88		2/15/2019	500,000	806,718	813,122
Surgical Care Affiliates, Inc.^	6.00		4/1/2023	406,000	406,000	406,000
Tenet Healthcare Corp.^	3.79	#	6/15/2020	750,000	746,278	756,562
Tenet Healthcare Corp.^	6.75		6/15/2023	294,000	292,536	299,880
Unilabs Subholding AB+	8.50		7/15/2018	200,000	284,664	231,220
VRX Escrow Corp.^	6.13		4/15/2025	339,000	339,000	348,746

Total Healthcare, Education and Childcare				4,039,000	4,618,216	4,486,161

Hotels, Motels, Inns and Gaming — 0.2%*:
Gala Electric Casinos PLC+	11.50		6/1/2019	100,000	176,735	167,102

Insurance — 0.7%*:
Hastings Insurance Group Finance PLC+	8.00		10/21/2020	100,000	159,915	166,523
TIG Finco PLC+	8.50	#	3/2/2020	15,734	25,272	25,958
TIG Finco PLC+^	8.75		4/2/2020	266,163	409,278	414,027

Total Insurance				381,897	594,465	606,508

Leisure, Amusement, Entertainment — 2.7%*:
Allegiant Travel Co.	5.50		7/15/2019	700,000	718,326	705,250
Dometic Group AB PIK+	9.50		6/26/2019	500,000	679,476	560,212
Interval Acquisition Corp.^	5.63		4/15/2023	459,000	459,000	464,738
Vougeot Bidco PLC+	7.88		7/15/2020	300,000	510,665	499,676

Total Leisure, Amusement, Entertainment				1,959,000	2,367,467	2,229,876

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.1%*:
KraussMaffei Group GmbH+	8.75		12/15/2020	90,000	129,685	107,360
Xerium Technologies, Inc.	8.88		6/15/2018	720,000	737,219	745,200

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic				810,000	866,904	852,560

Mining, Steel, Iron and Non-Precious Metals — 0.5%*:
Constellium NV	7.00		1/15/2023	250,000	307,212	278,713
Paprec Holding+	5.25		4/1/2022	100,000	108,105	113,993

Total Mining, Steel, Iron and Non-Precious Metals				350,000	415,317	392,706

Oil and Gas — 4.5%*:
Baytex Energy Corp.+^	5.63		6/1/2024	350,000	286,996	324,625
California Resources Corp.	6.00		11/15/2024	400,000	400,000	344,000

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp.	6.50%	4/15/2021	500,000	$500,000	$492,500
Citgo Holding, Inc.^	10.75	2/15/2020	350,000	338,439	357,875
Halcon Resources Corp.^	8.63	2/1/2020	331,000	331,000	326,863
Kosmos Energy Ltd.^	7.88	8/1/2021	571,000	526,550	552,442
Millennium Offshore Services Superholdings LLC+^	9.50	2/15/2018	500,000	516,870	467,500
Seventy Seven Energy, Inc.	6.50	7/15/2022	440,000	440,000	281,600
Shelf Drilling Holdings Ltd.+^	8.63	11/1/2018	439,000	361,973	390,710
Welltec A/S+^	8.00	2/1/2019	174,000	145,412	166,170

Total Oil and Gas			4,055,000	3,847,240	3,704,285

Personal Transportation — 0.3%*:
AA Bond Co. Ltd.+	5.50	7/31/2043	150,000	223,140	234,273

Personal, Food and Miscellaneous — 1.5%*:
Brakes Capital+	7.13	12/15/2018	500,000	842,431	805,297
TeamSystem Holding SpA+	7.38	5/15/2020	350,000	476,299	413,414

Total Personal, Food and Miscellaneous			850,000	1,318,730	1,218,711

Printing and Publishing — 0.3%*:
CEB, Inc.^	5.63	6/15/2023	273,000	273,000	274,365

Retail Stores — 2.7%*:
Boing Group Financing PLC+	6.63	7/15/2019	200,000	272,200	215,830
Brighthouse Group PLC+	7.88	5/15/2018	150,000	243,459	230,974
Family Tree Escrow LLC^	5.25	3/1/2020	50,000	51,406	52,312
Family Tree Escrow LLC^	5.75	3/1/2023	700,000	722,747	731,500
HSS Financing PLC+	6.75	8/1/2019	65,774	108,872	107,998
Kirk Beauty Zero GmbH+	6.25	7/15/2022	550,000	614,378	604,767
Pendragon PLC+	6.88	5/1/2020	100,000	171,016	165,613
Takko Luxembourg 2 S.C.A.+	9.88	4/15/2019	200,000	258,634	102,789

Total Retail Stores			2,015,774	2,442,712	2,211,783

Telecommunications — 2.6%*:
Altice US Finance I Corp.^	5.38	7/15/2023	341,000	341,000	332,475
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.88	5/1/2027	391,000	391,000	381,714
CommScope Technologies Finance LLC^	6.00	6/15/2025	338,000	338,000	336,732
eircom Finance Ltd.+	9.25	5/15/2020	100,000	147,539	120,961
Numericable-SFR+	5.63	5/15/2024	100,000	138,165	112,321
Numericable-SFR+^	6.00	5/15/2022	315,000	315,000	310,472
UPC Holding B.V.+	6.75	3/15/2023	200,000	213,359	231,831
Wind Acquisition Finance SA+	4.00	7/15/2020	200,000	243,426	222,412

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications (Continued)
Wind Acquisition Finance SA+	4.01	#%	7/15/2020	100,000	$135,965	$110,649

Total Telecommunications				2,085,000	2,263,454	2,159,567

Total Corporate Bonds				35,096,994	39,528,682	37,956,416

Total Fixed Income				74,952,249	78,863,243	75,119,170

	STRIKE PRICE		EXPIRATION DATE	NOTIONAL	COST	FAIR VALUE
Purchased Options — 0.7%*:

Put Options — 0.7%*:
OTC—Markit CDX.NA.HY.24 Swaption with Credit Suisse International	$105.00		09/16/2015	20,000,000	446,000	415,368
OTC—Markit CDX.NA.HY.24 Swaption with JPMorgan Chase Bank, N.A.	105.00		09/16/2015	10,000,000	172,000	172,459

Total Purchased Options				30,000,000	618,000	587,827

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 9.5%*:

Bank Deposit — 9.4%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01%		7/1/2015	7,653,249	7,653,249	7,653,249

Bank Loan — 0.1%*§:

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC¤	11.28		10/7/2015	78,780	77,204	78,780

Total Short-Term Investments				7,732,029	7,730,453	7,732,029

Total Investments				112,684,278	87,211,696	83,439,026

Other assets and liabilities — (2.1%)*						(1,706,397)

Net Assets — 100.0%						$81,732,629

OTC	Over the Counter
PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	49.2%
Cayman Islands	17.3%
United Kingdom	13.8%
Germany	3.4%
Netherlands	3.1%
France	1.8%
Switzerland	1.8%
Ireland	1.6%
Canada	1.3%
United Arab Emirates	1.1%
Spain	1.1%
Sweden	1.1%
Portugal	1.0%
Italy	1.0%
Other (Individually less than 1%)	1.4%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2015. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 2).
††	Illiquid security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2015.

A summary of outstanding derivatives at June 30, 2015 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
07/14/15	Morgan Stanley	EUR	540,000	602,116	607,260	$(5,144)
07/14/15	Morgan Stanley	GBP	500,000	785,559	786,918	(1,359)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(6,503)

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
07/14/15	Morgan Stanley	CHF	230,728	246,885	247,564	$679
07/14/15	Morgan Stanley	EUR	11,320,994	12,623,243	12,721,503	98,260
07/14/15	Morgan Stanley	GBP	5,547,959	8,716,498	8,480,430	(236,068)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(137,129)

Currency Legend

CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling

Written Options

TYPE OF CONTRACT	EXPIRATION DATE	STRIKE PRICE	COUNTERPARTY	NUMBER OF CONTRACTS/ NOTIONAL AMOUNTS	PREMIUMS RECEIVED	VALUE AT JUNE 30, 2015
Put—Markit CDX.NA.HY.24 Swaption	09/16/15	$102.25	Credit Suisse International	20,000,000	$278,000	$(225,997)
Put—Markit CDX.NA.HY.24 Swaption	09/16/15	102.25	JPMorgan Chase Bank, N.A.	10,000,000	104,000	(93,480)

					$382,000	$(319,477)

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2015

1.	Organization

Babson Capital Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2015, the Trust currently consists of two non-diversified funds (separately, a “Fund” and collectively, the “Funds”): Babson Global Floating Rate Fund (“Global Floating Rate Fund”) and Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”).

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

Babson Capital Global Advisors Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, serves as a sub-adviser with respect to the Funds’ European investments.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Fund seeks preservation of capital as a secondary investment objective. The primary investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

There can be no assurance that the Funds will achieve their investment objectives. The Funds will seek to take advantage of inefficiencies between geographies, primarily the North American and European high yield bond, loan and other debt markets. Under normal market conditions, the Global Floating Rate Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income-producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality. Under normal market conditions, the Global

Credit Income Opportunities Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes, based in U.S. and non-U.S. markets, as well as over-the-counter and exchange-traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Funds believe have the potential to provide a high total return over time. A significant portion of the Funds’ investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Funds expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without an initial sales charge and redeemed within the first year of purchase (subject to certain exceptions as set forth in each Fund’s prospectus) and Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

The following is a summary of the inputs used as of June 30, 2015 in valuing the Funds’ investments:

Global	Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$–	$131,795,771	$976,111	$132,771,882
Corporate Bonds	–	22,819,985	–	22,819,985

Total Fixed Income	–	154,615,756	976,111	155,591,867

Short-Term Investments:
Bank Deposit	–	23,274,995	–	23,274,995
Bank Loan	–	–	78,780	78,780

Total Short-Term Investments	–	23,274,995	78,780	23,353,775

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	153,124	–	153,124

Total	$–	$178,043,875	$1,054,891	$179,098,766

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(523,194)	–	(523,194)

Total Investments	$–	$177,520,681	$1,054,891	$178,575,572

*	There were no transfers between levels during the year ended June 30, 2015.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2014	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2015	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2015
Fixed Income
Bank Loans	$497,619	$57	$(19,651)	$–	$1,249	$585,462	$(9,845)	$1,054,891	$(19,651)

Total	$497,619	$57	$(19,651)	$–	$1,249	$585,462	$(9,845)	$1,054,891	$(19,651)

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

Global	Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS
Assets:*
Fixed Income:
Asset-Backed Securities	$–	$13,514,752	$–	$13,514,752
Bank Loans	–	22,918,447	729,555	23,648,002
Corporate Bonds	–	37,956,416	–	37,956,416

Total Fixed Income	–	74,389,615	729,555	75,119,170

Purchased Options:
Put Options	–	587,827	–	587,827

Total Purchased Options	–	587,827	–	587,827

Short-Term Investments:
Bank Deposit	–	7,653,249	–	7,653,249
Bank Loan	–	–	78,780	78,780

Total Short-Term Investments	–	7,653,249	78,780	7,732,029

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	98,939	–	98,939

Total	$–	$82,729,630	$808,335	$83,537,965

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(242,571)	–	(242,571)
Written Options	–	(319,477)	–	(319,477)

Total Derivative Securities	–	(562,048)	–	(562,048)

Total Investments	$–	$82,167,582	$808,335	$82,975,917

*	There were no transfers between levels during the year ended June 30, 2015.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2014	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2015	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2015
Fixed Income
Bank Loans	$497,619	$57	$(14,619)	$–	$1,248	$331,333	$(7,303)	$808,335	$(14,619)

Total	$497,619	$57	$(14,619)	$–	$1,248	$331,333	$(7,303)	$808,335	$(14,619)

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

B.	Forward Commitments and When-Issued Delayed Delivery Securities

The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2015, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

Redemptions of Fund shares held for 60 days or less may be assessed a 1% short-term trading fee and recorded as paid-in capital.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of June 30, 2015, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

For the period July 1, 2014 through December 31, 2014, the Funds declared and paid dividends monthly from net investment income. Per the Funds’ prospectuses, effective January 1, 2015, each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of June 30, 2015, the Global Floating Rate Fund and Global Credit Income Opportunities Fund each had one unfunded loan commitment which amounted to $500,000 of par and had cost and fair value of $557,747 and $553,155, respectively.

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Currency Exchange Contracts – The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

Transactions in written option contracts for the Global Credit Income Opportunities Fund for the year ended June 30, 2015 are as follows:

	NUMBER OF CONTRACTS/ NOTIONAL AMOUNT	PREMIUMS RECEIVED
Options outstanding at June 30, 2014	–	$–
Options written	30,000,000	382,000
Options terminated in closing purchase transactions	–	–
Options expired	–	–

Options outstanding at June 30, 2015	30,000,000	$382,000

During the year ended June 30, 2015, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, purchased options, and written options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2015:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$153,124

Total		$153,124

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$523,194

Total		$523,194

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$98,939	$–	$98,939
Purchased Options	Investments, at fair value	–	587,827	587,827

Total		$98,939	$587,827	$686,766

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$242,571	$–	$242,571
Written Options	Written options, at fair value	–	319,477	319,477

Total		$242,571	$319,477	$562,048

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$5,210,733

Total	$5,210,733

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$3,726,491	$–	$3,726,491
Purchased Options	–	(75,183)	(75,183)

Total	$3,726,491	$(75,183)	$3,651,308

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(35,901)

Total	$(35,901)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	37,338,297

Total	37,338,297

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$72,833	$–	$72,833
Purchased Options	–	(40,866)	(40,866)
Written Options	–	62,523	62,523

Total	$72,833	$21,657	$94,490

Global Credit Income Opportunities Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	26,141,491	–	26,141,491
Purchased Options(1)	–	15,461,538	15,461,538
Written Options(1)	–	(6,923,077)	(6,923,077)

Total	26,141,491	8,538,461	34,679,952

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$153,124	$–	$153,124

Total	$153,124	$–	$153,124

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT (a)	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Morgan Stanley	$153,124	$(153,124)	$–	$–

Total	$153,124	$(153,124)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2015.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$523,194	$–	$523,194

Total	$523,194	$–	$523,194

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT (a)	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Morgan Stanley	$523,194	$(153,124)	$–	$370,070

Total	$523,194	$(153,124)	$–	$370,070

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2015.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$98,939	$–	$98,939
Purchased Options	587,827	–	587,827

Total	$686,766	$–	$686,766

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT (a)	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Credit Suisse International	$415,368	$(225,997)	$–	$189,371
JPMorgan Chase Bank, N.A.	172,459	(93,480)	–	78,979
Morgan Stanley	98,939	(98,939)	–	–

Total	$686,766	$(418,416)	$–	$268,350

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2015.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$242,571	$–	$242,571
Written Options	319,477	–	319,477

Total	$562,048	$–	$562,048

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT (a)	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Credit Suisse International	$225,997	$(225,997)	$–	$–
JPMorgan Chase Bank, N.A.	93,480	(93,480)	–	–
Morgan Stanley	242,571	(98,939)	–	143,632

Total	$562,048	$(418,416)	$–	$143,632

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2015.

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the

Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Global Floating Rate Fund agrees to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.65% of the Fund’s average daily net assets during such month. The Global Credit Income Opportunities Fund agrees to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.75% of the Fund’s average daily net assets during such month.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding 12b-1 fees, interest expenses, taxes, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses for each class do not exceed the following rates:

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.05%	1.80%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2016 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Funds, as allocated from time to time to the Sub-Adviser. The Adviser (not the Funds) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of June 30, 2015.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to

Class A shares and 1.00% of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the year ended June 30, 2015, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

CLASS C
Global Floating Rate Fund	$27,409
Global Credit Income Opportunities Fund	20,691

For the year ended June 30, 2015, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$2,988	$42,363
Global Credit Income Opportunities Fund	18,168	102,312

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, fund accountant, and transfer agent. For each of these services, the Funds have agreed to pay SSB a fee payable at the end of each calendar month pursuant to fee agreements between SSB and the Funds. For the year ended June 30, 2015, the aggregate effective fee for these services was at an annual rate of 0.36% and 0.45% of Global Floating Rate Fund and Global Credit Income Opportunities Fund’s average daily managed assets, respectively.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax period ended June 30, 2014 was as follows:

	ORDINARY INCOME	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$1,730,080	$61,792	$1,791,872
Global Credit Income Opportunities Fund	1,572,417	–	1,572,417

The tax character of dividends paid to shareholders during the year ended June 30, 2015 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,284,319	$–	$8,284,319
Global Credit Income Opportunities Fund	7,108,559	265	7,108,824

As of June 30, 2015, the components of distributable earnings on a tax-basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	CAPITAL LOSS CARRYFORWARDS	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL DISTRIBUTABLE EARNINGS
Global Floating Rate Fund	$45,559	$(1,215,117)	$(30,800)	$(4,754,370)	$(5,954,728)
Global Credit Income Opportunities Fund	697,347	(2,073,127)	(8,138)	(3,661,459)	(5,045,377)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

On June 30, 2015, the Global Floating Rate Fund had capital loss carryforwards available to be offset against future net capital gains through the indicated expiration dates as follows:

EXPIRING JUNE 30,
2016	2017	2018	2019	UNLIMITED
$ –	$–	$–	$–	$100

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2015, Global Floating Rate Fund and Global Credit Income Opportunities Fund have elected to defer current year post-October losses of $1,215,017 and $2,073,127, respectively.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

As of June 30, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$183,799,960	$783,725	$(5,638,043)	$(4,854,318)
Global Credit Income Opportunities Fund	87,228,363	567,939	(4,357,276)	(3,789,337)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended June 30, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
Global Floating Rate Fund	$2,703,684	$(2,703,684)
Global Credit Income Opportunities Fund	2,423,233	(2,423,233)

The permanent differences are primarily attributable to foreign currency gains (losses) and the tax treatment of certain distributions.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the year ended June 30, 2015 were as follows:

	PURCHASES	SALES
Global Floating Rate Fund	$124,382,078	$73,185,705
Global Credit Income Opportunities Fund	84,486,687	61,007,687

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

9.	Common Stock

Transactions in common stock for the year ended June 30, 2015 were as follows:

Global Floating Rate Fund

	FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,046,486	$10,379,529	1,222,507	$12,481,232
Shares sold through reinvestments of distributions	83,026	807,940	13,651	139,125
Shares redeemed	(1,815,123)	(17,653,590)	(13,926)	(142,258)
Redemption fees(2)	–	676	–	–

Net increase (decrease)	(685,611)	$(6,465,445)	1,222,232	$12,478,099

CLASS C
Shares sold	335,871	$3,264,612	233,502	$2,379,349
Shares sold through reinvestments of distributions	19,258	185,848	2,446	24,864
Shares redeemed	(20,267)	(195,905)	(152)	(1,544)
Redemption fees(2)	–	169	–	–

Net increase	334,862	$3,254,724	235,796	$2,402,669

CLASS I
Shares sold	–	$–	3,150,134	$31,550,060
Shares sold through reinvestments of distributions	234,264	2,279,655	59,739	610,026
Shares redeemed	(753,573)	(7,271,983)	–	–
Redemption fees(2)	–	1,694	–	–

Net increase (decrease)	(519,309)	$(4,990,634)	3,209,873	$32,160,086

CLASS Y
Shares sold	9,236,912	$89,446,649	6,676,274	$67,761,452
Shares sold through reinvestments of distributions	493,939	4,805,968	97,618	996,669
Shares redeemed	(2,813,208)	(27,521,577)	(210,789)	(2,155,109)
Redemption fees(2)	–	2,920	–	–

Net increase	6,917,643	$66,733,960	6,563,103	$66,603,012

(1)	Fund commenced operations on September 16, 2013.
(2)	On May 7, 2015, the Funds’ Board of Trustees voted to remove redemption fees from future transactions.

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

Global Credit Income Opportunities Fund

	FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	2,316,931	$23,545,838	250,892	$2,588,194
Shares sold through reinvestments of distributions	127,930	1,237,474	3,520	36,805
Shares redeemed	(1,355,520)	(13,184,266)	(6,628)	(69,594)
Redemption fees(2)	–	2,624	–	–

Net increase	1,089,341	$11,601,670	247,784	$2,555,405

CLASS C
Shares sold	285,284	$2,802,118	89,635	$933,045
Shares sold through reinvestments of distributions	13,552	130,085	900	9,400
Shares redeemed	(12,493)	(121,540)	(159)	(1,661)
Redemption fees(2)	–	343	–	–

Net increase	286,343	$2,811,006	90,376	$940,784

CLASS I
Shares sold	–	$–	2,455,000	$24,550,000
Shares sold through reinvestments of distributions	253,647	2,450,842	70,277	734,939
Shares redeemed	–	–	–	–
Redemption fees(2)	–	4,679	–	–

Net increase	253,647	$2,455,521	2,525,277	$25,284,939

CLASS Y
Shares sold	1,654,908	$16,333,761	3,172,809	$32,089,635
Shares sold through reinvestments of distributions	321,379	3,108,290	74,417	778,240
Shares redeemed	(1,114,834)	(11,114,262)	(6,875)	(72,116)
Redemption fees(2)	–	5,954	–	–

Net increase	861,453	$8,333,743	3,240,351	$32,795,759

(1)	Fund commenced operations on September 16, 2013.
(2)	On May 7, 2015, the Funds’ Board of Trustees voted to remove redemption fees from future transactions.

10.	Line of Credit

During the year ended June 30, 2015, the Trust (the “Borrower”) entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $20,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the

Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.125% per annum on the daily unused portion of the Facility Amount. As of June 30, 2015, there were no loans outstanding pursuant to the Credit Agreement.

Effective July 22, 2015, the Facility Amount increased from $20,000,000 to $40,000,000.

Babson Capital Funds Trust 2015 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Babson Capital Funds Trust and Shareholders of

Babson Global Floating Rate Fund and Babson Global Credit Income Opportunities:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Babson Capital Funds Trust, comprising Babson Global Floating Rate Fund and Babson Global Credit Income Opportunities Fund (collectively, the “Funds”) as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period September 16, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2015, the results of their operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 16, 2013 (commencement of operations) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 25, 2015

Babson Capital Funds Trust 2015 Annual Report

INTERESTED TRUSTEE

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas M. Finke (51) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Babson Capital; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	3	Trustee (since 2013), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital); Chairman (2012-2015), Director (since 2008), Babson Capital Management (UK) Limited (investment advisory firm); Chairman and Director (2012-2015), Babson Capital Global Advisors Limited (investment advisory firm); Director (since 2008), Babson Capital Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Manager (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Director (since 2007), Cornerstone Real Estate Advisers LLC (real estate advisory firm); Director (since 2004), Jefferies Finance LLC (finance company); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company); Chairman, Chief Executive Officer and Director (2009-2011), MassMutual Capital Partners, LLC (investment company); Director (2007-2011), Scottish Re Group Limited (reinsurance specialist).

Babson Capital Funds Trust 2015 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas W. Bunn (61) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Retired (since 2009); Vice Chairman (2002-2009), Head of National Banking (2006-2009), Head of Corporate and Investment Banking (2002-2006), KeyCorp (commercial and investment banking firm).	3	Trustee (since 2013), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital); Director (since 2010), SquareTwo Financial (asset recovery and management firm); Director (since 2010), Southern Weaving Co. (webbing and sleeving design and manufacturing company); Trustee (since 2010), Wake Forest University Board of Trustees; Member (since 1998), Babcock School of Business Board of Visitors; Senior Operating Advisor (since 2010), Sound Harbor Partners (investment management firm); Director (since 2009), Nature Conservancy of North Carolina; Director (2009-2014), Kiawah Island Conservancy; Director (2007-2009), Victory Asset Management (mutual fund complex).

Rodney J. Dillman (63) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee, Chairman	Trustee since 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital.	3	Trustee (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital); Director (2008-2011), Compania de Seguros CorpVida S.A. (insurance company); Director (2009-2011), MassMutual Europe S.A. (insurance company); Director (2009-2010), Yingda Taihe Life Insurance Co.; Director (2008-2011), MassMutual Asia Limited (insurance company); Director (2008-2011), MassMutual Life Insurance Company; Director (2008-2010), MassMutual Mercuries Life Insurance Company; Director (2005-2010), The MassMutual Trust Company.

Bernard A. Harris, Jr. (58) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	3	Trustee (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2008), US Physical Therapy (USPH: NYSE); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).

Babson Capital Funds Trust 2015 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas W. Okel (52) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	3	Trustee (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital).

Martin A. Sumichrast (48) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Vice Chairman and Prinicipal (since 2013), Siskey Capital, LLC (merchant banking); Managing Director (2012-2013), Washington Capital, LLC (family office); Managing Director (2009-2012), Lomond International (business advisory firm).	3	Trustee (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital); Director (since 2014), Kure Corp. (retail); Director (since 2014), Jadeveon Clowney Help-InTime Foundation; Director (since 2015), Social Realty, Inc. (digital platform technology and management software company for internet advertising); Chairman and Director (since 2015), Level Beauty Group Inc. (a retail/e-commerce beauty investment/management company).

Babson Capital Funds Trust 2015 Annual Report

OFFICERS OF THE TRUST

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Anthony J. Sciacca (44) 550 South Tryon Street Charlotte, NC 28202	President	Since 2013	Head of Babson Capital Strategic Investors (since 2014), Head of Global Business Development Group (since 2008), Managing Director (since 2006), Babson Capital.

Russell D. Morrison (49) 550 South Tryon Street Charlotte, NC 28202	Senior Vice President	Since 2013	Vice Chairman (since 2014), Member of the Board of Managers (since 2014), Head of Global Fixed Income Group (since 2012), Head of Global High Yield Investments Group (since 2010); Co-Head U.S. Loan Team (2006-2009), Managing Director (since 2002), Babson Capital; Chairman and Director (since 2015), Babson Capital Management (UK) Limited (investment advisory firm); Chairman and Director (since 2015), Babson Capital Global Advisors Limited (investment advisory firm); President (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital).

Patrick Hoefling (34) 550 South Tryon Street Charlotte, NC 28202	Chief Financial Officer	Since 2013	Treasurer (since 2015), Managing Director (since 2015), Director (2008-2015), Babson Capital; Chief Financial Officer (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital); Manager (2005-2008), Deloitte and Touche.

Andrew Lennon (39) 550 South Tryon Street Charlotte, NC 28202	Treasurer	Since 2013	Managing Director (since 2010), Director (2005-2009), Babson Capital; Treasurer (since 2013), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital).

Paul J. Thompson (42) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Chief Financial Officer (since 2015), Chief Operating Officer and Head of Global Investment Services (since 2010), Head of Operations and Portfolio/Client Services (2002-2010), Managing Director (since 2008), Babson Capital.

Paul Gehrig (46) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Managing Director (since 2008), Babson Capital.

Brian W. Pope (35) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Director (since 2009), Babson Capital

Duncan Robertson (46) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2014	Managing Director (since 2008), Babson Capital.

Babson Capital Funds Trust 2015 Annual Report

OFFICERS OF THE TRUST (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Melissa LaGrant (42) 550 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since 2013	Managing Director (since 2005), Babson Capital; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2006), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital).

Janice M. Bishop (49) 550 South Tryon Street Charlotte, NC 28202	Secretary and Chief Legal Officer	Since 2013	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Babson Capital; Associate Secretary (since 2008), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Secretary and Chief Legal Officer (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson Capital).

Michelle Manha (41) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2013	Associate General Counsel and Managing Director (since 2014), Counsel (2008-2014), Babson Capital; Assistant Secretary (since 2012), Babson Capital Global Short Duration High Yield Fund, (closed-end investment company advised by Babson Capital).

Babson Capital Funds Trust 2015 Annual Report

JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC AND

BABSON CAPITAL FUNDS TRUST

This privacy notice is being provided by the following entities: Babson Capital Management LLC; Babson Capital Securities LLC; Babson Capital Management (Japan) KK; Babson Capital Cornerstone Asia Ltd.; Babson Capital Funds Trust; Babson Capital Global Short Duration High Yield Fund; Babson Capital Corporate Investors and Babson Capital Participation Investors (together, for purposes of this privacy notice, “Babson Capital”).

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This notice describes the privacy policies of Babson Capital, and applies to all accounts you presently have, or may open in the future, with Babson Capital using your social security number or federal taxpayer identification number. As mandated by various regulators, including rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you remain a customer of Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202) 371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

June 2015

Babson Capital Funds Trust

ANNUAL REPORT

June 30, 2015

Item 2.	Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.babsoncapital.com/funds/mutual-funds. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Year Ended June 30, 2015	Year Ended June 30, 2014
Audit Fees	$130,850	$123,750
Audit-Related Fees	$0	$0
Tax Fees	$54,000	$18,000
All Other Fees	$0	$0

Total Fees	$184,850	$141,750

Non-Audit Fees Billed to Babson Capital and MassMutual:

	Year Ended June 30, 2015	Year Ended June 30, 2014
Audit Fees	$3,396,868	$2,982,385
Audit-Related Fees	$0	$0
Tax Fees	$1,687,113	$1,994,907
All Other Fees	$2,031,819	$4,880,709

Total Fees	$7,115,800	$9,858,001

The category “Audit Fees” refers to performing an audit of the Registrant’s, Babson Capital Management LLC’s (“Babson Capital”) or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Babson Capital, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Babson Capital, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant, Deloitte. During the fiscal year ended June 30, 2015, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for the years ended June 30, 2014 and June 30, 2015 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital’s parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

The June 30, 2014 fees billed represent final 2014 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant’s 2014 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant’s 2014 Annual Form N-CSR, but are now properly included in the June 30, 2014 fees billed to the Registrant, Babson Capital and MassMutual.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.babsoncapital.com/funds/mutual-funds.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert
Exhibit 99.2 Cert

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Babson Capital Funds Trust

By (Signature and Title)	/s/ Anthony J. Sciacca
Anthony J. Sciacca, President (Principal Executive Officer)

Date  September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anthony J. Sciacca
Anthony J. Sciacca, President (Principal Executive Officer)

Date  September 4, 2015

By (Signature and Title)	/s/ Patrick Hoefling
Patrick Hoefling, Chief Financial Officer (Principal Financial Officer)

Date  September 4, 2015